UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Matson, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

March 13, 2023

To the Shareholders of Matson, Inc.:

You are invited to attend the 2023 Annual Meeting of Shareholders of Matson, Inc. (“Matson” or the “Company”), to be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 27, 2023 at 8:30 a.m., Hawaii Standard Time.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. On or around March 13, 2023, we expect to distribute to our shareholders either (i) a copy of our Proxy Statement, the accompanying proxy card and our annual report or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only. The Notice contains instructions for how to access our Proxy Statement and annual report over the Internet and how to request a paper copy of the Proxy Statement and annual report.

Your vote is important – no matter how many or how few shares you may own. Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and vote as soon as possible. You may vote via the Internet or, if you receive printed proxy materials, by telephone or by mailing a proxy card. Instructions for Internet and telephone voting are included in your proxy card and the Proxy Statement (if you receive your materials by mail). Any shareholder attending the Annual Meeting may vote at the meeting even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,

MATTHEW J. COX Chairman and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 27, 2023 at 8:30 a.m., Hawaii Standard Time, to:

1.	Elect the seven directors named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	Approve, on an advisory basis, executive compensation;
3.	Conduct an advisory vote on the frequency of advisory votes on executive compensation;
4.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2023; and
5.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 24, 2023 as the record date for the meeting. Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. Shareholders who plan to attend the Annual Meeting will be required at the meeting to present an admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY TELEPHONE OR BY MAILING THE PROXY CARD.

By Order of the Board of Directors,

RACHEL C. LEE Vice President and Corporate Secretary
March 13, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 27, 2023
The Notice of Annual Meeting of Shareholders, Proxy Statement and the
Annual Report to Shareholders are available at www.proxyvote.com.

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information, we encourage you to review the entire Proxy Statement and Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Annual Meeting of Shareholders

● Date and Time:	April 27, 2023 at 8:30 a.m. (HST)
● Place:	1411 Sand Island Parkway, Honolulu, Hawaii 96819
● Record Date:	February 24, 2023
● Attendance:

All shareholders may attend the meeting. At the entrance to the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

● Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Vote at www.proxyvote.com	Vote by Calling 1-800-690-6903	Vote by Mail	Vote in Person

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Election of seven directors	FOR	2
Advisory approval of our executive compensation	FOR	53
Advisory vote on frequency of advisory votes on executive compensation	ONE YEAR	54
Ratification of selection of Deloitte & Touche LLP (“Deloitte”) as our independent auditors	FOR	56

Director Nominees

We are asking you to vote “FOR” all of the director nominees listed below. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Matthew J. Cox, Chairman and Chief Executive Officer of Matson, Inc.	61	2012	−	● Chairman of the Board

i

Matson, Inc. | 2023 Proxy Statement

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Stanley M. Kuriyama, former Chairman and Chief Executive Officer of Alexander & Baldwin, Inc.	69	2016	✓	● Lead Independent Director ● Compensation ● Nominating (Chair)
Meredith J. Ching, Executive Vice President, External Affairs of Alexander & Baldwin, Inc.	66	2020	✓	● Compensation
Admiral Thomas B. Fargo, U.S. Navy (Ret.), former Commander of the U.S. Pacific Command	74	2011	✓	● Audit
Mark H. Fukunaga, Chairman and Chief Executive Officer of Servco Pacific Inc.	67	2018	✓	● Compensation (Chair) ● Nominating
Constance H. Lau, former President and Chief Executive Officer of Hawaiian Electric Industries, Inc.	70	2004	✓	● Audit (Chair) ● Nominating
Jenai S. Wall, Chairman and Chief Executive Officer of Foodland Super Market, Limited	64	2019	✓	● Audit ● Nominating

Corporate Governance Highlights

✓
86% of Board is independent (6 of 7 directors)
✓
Commitment to Board diversity
✓
43% of director nominees are women (50% of independent directors) and 71% self-identify as racially or ethnically diverse
✓
Balanced mix of director tenures, with average of 9 years
✓
No director serves on more than 3 public company boards, including Matson
✓
Average director age of 67 years
✓
Annual election of all directors
✓
Plurality plus vote for directors
✓
Board oversight of risk management
✓
Annual shareholder engagement program

✓
Lead Independent Director
✓
Board oversight of succession planning for directors, CEO and senior management
✓
Annual Board and committee self-evaluations
✓
Executive sessions of independent directors
✓
Continuing director education
✓
Strong executive and director stock ownership guidelines
✓
No supermajority voting requirements
✓
Board oversight of sustainability initiatives, cyber/information security, human capital and political spending
✓
Mandatory retirement age for directors (no waivers or exceptions to date)

ESG Highlights

Matson has long been committed to advancing responsible, sustainable and ethical practices throughout the Company.

Environmental Stewardship

•

We believe we have a responsibility to significantly reduce our impact on climate change by lowering our greenhouse gas (“GHG”) emissions

•

Medium-term goal: Reduce Scope 1 GHG emissions from our owned fleet by 40% by 2030 using a 2016 baseline

•

Long-term goal: Achieve net zero Scope 1 GHG emissions from our fleet by 2050

•

Describe climate risks and opportunities in Sustainability Reports and TCFD Report

Matson, Inc. | 2023 Proxy Statement

People and Places

•

Meet customer needs by expanding ocean services and logistics offerings and maintaining reliable and high service levels

•

Invest in a safe and healthy work environment

•

Commit to increasing diversity of leadership team; build on a culture of inclusion; provide employees with training and development opportunities

•

Give back to the communities in which we live and operate

Corporate Integrity	• Uphold high ethical standards and practices • Board of Directors is engaged in environmental, social and governance (“ESG”) matters • Build trust and goodwill with our stakeholders

Board Oversight of ESG

Matson’s Board has oversight over key ESG matters, including Matson’s sustainability strategy and goals; climate risks and opportunities; human capital management; diversity, equity and inclusion; regulatory compliance; cybersecurity; enterprise risk management; and community giving strategy. The Board leverages the expertise of its standing committees on key ESG-related topics: the Audit Committee oversees Matson’s overall enterprise risk management program, including climate and cyber/information security risks; the Compensation Committee oversees compensation and benefit programs; and the Nominating and Corporate Governance Committee oversees Board governance matters. In 2022, ESG topics were presented or discussed at every regular Board meeting.

For more information, please see “Proposal 1 – Election of Directors” and “Corporate Governance” in this Proxy Statement, and Matson’s sustainability reports available at www.matson.com/sustainability.

Executive Compensation

We are asking you to vote “FOR”, on an advisory basis, our executive compensation. Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. In 2022, 81% of Mr. Cox’s and approximately 70% of the other NEO’s target total direct compensation were variable and at-risk based on annual and long-term performance.

CEO Target Total Direct Compensation	Other NEO Target Total Direct Compensation

At the 2022 Annual Meeting of Shareholders, our executive compensation program received strong support from shareholders with over 98% voting FOR our say on pay proposal.

Matson, Inc. | 2023 Proxy Statement

Other Compensation Practices

Promote Good Pay Practices	Discourage Bad Pay Practices
✓
Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made
✓
Pay packages for the CEO and NEOs that are in line with the Company’s peer group
✓
Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards
✓
Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR
✓
Minimum vesting periods of three years on all equity awards to senior executives
✓
No-fault clawback policy that applies to all senior management
✓
Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors
✓
Policy prohibiting pledging of Company stock by officers and directors

✘
No employment contracts with any executive officer
✘
No guaranteed bonus payments to executive officers
✘
No bonus payouts that are not tied to performance
✘
No single trigger vesting of equity in change of control
✘
No pension payouts that are not proportional to pension payouts to employees generally
✘
No excessive perquisites
✘
No excessive severance or change in control provisions
✘
No tax reimbursements or gross-ups
✘
No dividends or dividend equivalents paid on unvested Performance Shares
✘
No unreasonable internal pay disparity
✘
No re-pricing or replacing of underwater stock options, without prior shareholder approval
✘
No above-market interest on deferred compensation plans

We are also recommending that you vote for the option of “ONE YEAR” for future advisory votes on executive compensation. We believe that the annual frequency allows shareholders to provide timely input on our executive compensation policies, practices and programs.

For more information, please see “Executive Compensation,” “Proposal 2 – Advisory Vote to Approve Executive Compensation,” and “Proposal 3 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation” in this Proxy Statement.

Auditors

As a matter of good corporate governance, we are asking you to vote “FOR” the ratification of the appointment of Deloitte as our independent auditors for the fiscal year ending December 31, 2023. Following a robust evaluation process that considered the qualifications, independence and performance of Deloitte, the Audit Committee believes that Deloitte is independent and that it is in the best interests of Matson and our shareholders for Deloitte to serve as our independent auditors. The following table summarizes the fees Deloitte billed to us for professional services for 2022 and 2021. The Audit Committee pre-approved all such services.

Fiscal Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2022	2,545,000	0	527,000	0
2021	2,608,000	0	225,000	0

For more information, please see “Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement.

Matson, Inc. | 2023 Proxy Statement

Matson, Inc. | 2023 Proxy Statement

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 27, 2023

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc. (“Matson” or the “Company”) is soliciting your proxy to vote at the 2023 Annual Meeting of Shareholders to be held on Thursday, April 27, 2023 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii. This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 13, 2023, to shareholders of record as of February 24, 2023, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials primarily on the Internet. On or around March 13, 2023, we mailed to our shareholders (other than to certain registered holders, certain street name shareholders, or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet. If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

Matson, Inc. | 2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

The number of directors is currently fixed at seven. Each Director nominee was previously elected by shareholders at last year’s Annual Meeting. If elected, each Director nominee will serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below. The Board of Directors believes that all nominees will be able and willing to serve. However, if any nominee should decline or become unable to serve for any reason, the proxy holder will vote your shares to approve the election of any replacement nominee proposed by the Board of Directors or just for the remaining nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board.

Our Board members have a diverse range of perspectives and are knowledgeable about our businesses and operating markets. Each director contributes to establishing a Board climate of trust and respect, where deliberations are open and constructive. All of our Board members are U.S. citizens which helps the Company remain in compliance with the requirements of the Merchant Marine Act of 1920, commonly referred to as the Jones Act. In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominee, which includes the factors reflected below:

* This skills matrix represents the diverse skillsets of our seven directors being proposed for re-election. The fact that a particular skill or qualification is not designated does not mean the director does not possess that particular attribute.

Gender Diversity	Racial and Ethnic Diversity
• 43% of directors self-identify as female (50% of independent directors)	• 71% of directors self-identify as racially/ ethnically diverse (83% of independent directors)

Matson, Inc. | 2023 Proxy Statement

Age	Tenure
• Average age of directors: 67 years (68 years for independent directors)	• Average Board tenure: 9 years (8 years for independent directors)

The following table provides the name, age (as of March 13, 2023) and principal occupation of each person nominated by the Board of Directors, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies), other public company board directorships, and the skills, qualifications and attributes of each director that led to the conclusion he or she should serve as a director, in light of Matson’s current business and structure.

Matthew J. Cox Age: 61 Chairman and CEO Director Since: 2012
●	Chairman of the Board of Matson since April 2017 and Chief Executive Officer since June 2012;
●	President of Matson from June 2012 to April 2017;
●	Chairman and CEO of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since June 2012;
●	President of MatNav from October 2008 to April 2017;
●	Variety of positions, including Vice President, Refrigerated Containers, at American President Lines (“APL”) (global container transportation company) from 1987 to 1999; and
●	Director of First Hawaiian, Inc. (Nasdaq:FHB) (bank holding company) (“First Hawaiian”) from April 2016 to April 2022.

Director Qualifications

As a member of Matson’s senior management team for over 21 years and with more than 35 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson, APL and other experience and his involvement in the Hawaii business community and local community organizations.

Matson, Inc. | 2023 Proxy Statement

Stanley M. Kuriyama Age: 69 Lead Independent Director and Chair of the Nominating and Corporate Governance Committee Director Since: 2016
●	Chairman of Alexander & Baldwin, Inc., Honolulu, Hawaii (NYSE:ALEX) (real estate investment trust) (“A&B”) from June 2012 to September 2020; and
●	Chief Executive Officer of A&B from January 2010 to December 2015; Director of A&B from January 2010 through June 2012; and executive Chairman of A&B from January 2016 to December 2016.

Director Qualifications

As the former Chairman and Chief Executive Officer of A&B, Mr. Kuriyama brings to the Board an in-depth knowledge of Hawaii and Matson’s operating markets. From September 2009 to June 2012, he also served as a Director and Chairman of the Board of the Company’s subsidiary, Matson Navigation Company, Inc., prior to the Company’s separation from A&B, and is knowledgeable about all aspects of the Company’s operations. Mr. Kuriyama also has extensive involvement in the Hawaii business community and local community organizations.

Meredith J. Ching Age: 66 Director Since: 2020
●	Executive Vice President, External Affairs of A&B since March 2018;
●	Senior Vice President, Government & Community Relations of A&B from June 2007 to March 2018; and
●	Director of Cincinnati Bell Inc. (NYSE:CBB) (telecommunications provider) (“Cincinnati Bell”) from July 2018 to September 2021 and Director of Hawaiian Telcom Holdco, Inc. from May 2015 to June 2018.

Director Qualifications

As Executive Vice President of External Affairs at A&B and through her extensive involvement in the Hawaii business community and local community organizations, Ms. Ching brings to the Board deep understanding about Hawaii and Matson’s operating markets. She also has public company board experience via her prior service on the boards of Hawaiian Telcom and Cincinnati Bell Inc.

Matson, Inc. | 2023 Proxy Statement

Thomas B. Fargo Age: 74 Director Since: 2011
●	Non-Executive Chairman of the Board, The Greenbrier Companies, Inc., Portland, Oregon (NYSE:GBX) (transportation equipment and services) since September 2022, Lead Director from January 2021 to August 2022, and a director since July 2015;
●	Non-Executive Chairman of the Board, Hawaiian Electric Industries, Inc., Honolulu, Hawaii (NYSE:HE) (electric utility/banking) (“HEI”) since May 2020 and a director since March 2005;
●	Commander, U.S. Pacific Command, from May 2002 to March 2005;
●	John M. Shalikasvili Chair in National Security Studies at the National Bureau of Asian Research from 2010 to March 2016;
●	Owner of Fargo Associates, LLC (defense and homeland/national security consultancy) since 2005; and
●	Non-Executive Chairman of the Board, Huntington Ingalls Industries, Inc., Newport News, Virginia (NYSE:HII) (military shipbuilder) from March 2011 to April 2020.

Director Qualifications

Through his various executive and leadership roles, Admiral Fargo brings to the Board experience in maritime and military operations and in managing complex business organizations. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. Admiral Fargo also has extensive diplomatic, business and policy experience in Asia. As the senior military commander in East Asia and the Pacific, he was responsible for U.S. security arrangements and engagement with the respective governments of the region.

Mark H. Fukunaga Age: 67 Chair of the Compensation Committee Director Since: 2018
●	Chairman and Chief Executive Officer of Servco Pacific Inc., Honolulu, Hawaii (automotive distribution and retailing; musical instruments) (“Servco”) since March 1994.

Director Qualifications

As the Chairman and Chief Executive Officer of Servco, a company with operations in automotive distribution and retailing, musical instruments and e-learning, and investments in venture capital and private equity, Mr. Fukunaga brings to the Board extensive operating experience and leadership skills. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. In addition, Mr. Fukunaga has extensive business experience in the U.S. Pacific Northwest, Asia and the Pacific Rim.

Matson, Inc. | 2023 Proxy Statement

Constance H. Lau Age: 70 Chair of the Audit Committee Director Since: 2004
●	President, Chief Executive Officer and Director of HEI from May 2006 to December 2021, when she retired;
●	Chairman of the Board and Director of American Savings Bank, F.S.B. (“American Savings Bank”), a subsidiary of HEI, from May 2006 to December 2021; and
●	Chairman of the Board and Director of Hawaiian Electric Company, Inc. from May 2006 to May 2019.

Director Qualifications

As the former President, Chief Executive Officer and director of HEI, the largest publicly-traded corporation in Hawaii, and as the former Chair of the Boards of HEI’s utility and banking subsidiaries, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations. She also serves as a member of the National Infrastructure Advisory Council which advises the President of the United States on the security of critical infrastructure sectors, including transportation, and their information systems. In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert. She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations.

Jenai S. Wall Age: 64 Director Since: 2019
●	Chairman and Chief Executive Officer of Foodland Super Market, Limited (grocery retailer) (“Foodland”), Food Pantry, Ltd., The Kalama Beach Corporation and Pacific Warehouse, Inc., Honolulu, Hawaii since 1998;
●	Director of First Hawaiian from August 2018 to April 2022; and
●	Director of A&B from April 2015 to April 2019.

Director Qualifications

As Chairman and Chief Executive Officer of Foodland, the largest locally-owned grocery retailer in Hawaii, and other entities in the Sullivan Family of Companies, Ms. Wall brings to the Board experience in managing complex business organizations and real-time logistics expertise. She is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations. She also has public company board experience via her prior service on the board of First Hawaiian.

Matson, Inc. | 2023 Proxy Statement

The Board of Directors recommends that shareholders vote “FOR”
each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors, including every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent” and that committee members satisfy heighted independence standards, as applicable. The Board has reviewed each of its current directors and has determined that all such individuals, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules. In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers – Certain Relationships and Transactions”, as well as the following, none of which the Board deemed to be material to Matson: Mr. Fukunaga – Matson’s commercial relationships with Servco, an entity of which Mr. Fukunaga is chairman and chief executive officer; and Ms. Wall – Matson’s commercial relationships with Foodland, an entity of which Ms. Wall is chairman and chief executive officer.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure to best serve the interests of shareholders. The Board understands that there is no single, generally accepted approach to providing Board leadership. Given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant.

The Company’s Bylaws and Corporate Governance Guidelines provide the Board flexibility to determine whether it is in the best interests of the Company and its shareholders to have a combined or separate Chairman of the Board and Chief Executive Officer (“CEO”). The Board has combined the Chairman and CEO roles and the independent directors have designated a Lead Independent Director because it provides unified leadership and accountability in quickly and seamlessly identifying and carrying out the strategic priorities of the Company. With its Lead Independent Director, this governance structure also provides a form of leadership that allows the Board to function independently from management and exercise objective judgment regarding management’s performance, and enables the Board to fulfill its duties effectively and efficiently. The Lead Independent Director has significant responsibilities, which are set forth in the Company’s Corporate Governance Guidelines, including:

●	Consults with the Chairman on agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, including risk-focused topics;
●	Consults with the Chairman on information sent to the Board;
●	Facilitates the process for the Board’s self-evaluation;
●	Presides at Board meetings in the absence of the Chairman;
●	Presides at executive sessions of non-management directors;
●	Has authority to call meetings of the independent directors;
●	Serves as liaison between the independent directors and the Chairman and CEO; and
●	If appropriate, and in coordination with executive management, be available for consultation and direct communication with major shareholders and other stakeholders.

Matson, Inc. | 2023 Proxy Statement

The independent directors annually elect a Chairman of the Board and, if the individual elected as Chairman of the Board is the CEO, also elect an independent director to serve as Lead Independent Director. In 2022, the independent directors elected Matthew J. Cox as the Chairman and CEO, and Stanley M. Kuriyama as the Lead Independent Director as the Board believes that the Company and its shareholders are best served by this leadership structure at this time.

Board Evaluations

Each year, the Nominating and Corporate Governance Committee, together with the Lead Independent Director, oversees an annual Board and committee evaluation process to assess its performance and effectiveness. As part of this process, Board members complete a questionnaire that requests subjective comment in key areas and solicits specific topics on which Directors would like to focus during the upcoming year. The results are discussed by the Board in an executive session at a regularly scheduled Board meeting. Each committee conducts its own self-evaluation and reports the findings of the self-evaluations to the full Board.

The Board’s Role in Risk Oversight

The Board has oversight of the risk management process, which includes overseeing our process for identifying, assessing and mitigating significant financial, operational, legal, strategic, and other risks that may affect the Company. These risks include, among other things, risks related to climate change; human capital management; diversity, equity and inclusion; regulatory compliance; cybersecurity and information security; health and safety; mergers and acquisitions; and enterprise risk management (“ERM”). Risk oversight plays a role in major Board decisions and the evaluation of key risks is a core part of the decision-making process – from guidance on strategy to review of major capital expenditures. Matson’s ERM process, which follows the Committee of Sponsoring Organization Framework, is designed to promote visibility to the Board and management of critical risks and risk mitigation strategies across various time frames, including short-, medium- and long-term. Risk mitigation efforts are integrated into strategic plans and budgets. At least twice a year, management assesses and categorizes key risks based on their potential impact and the likelihood of the risk occurring. Management regularly updates the full Board at and between Board meetings on the ERM program and other risk-related matters. Other examples of Board oversight include the following:

●	Strategy guidance and review: The Board oversees the development and implementation of Matson’s business strategies, including climate and environmental stewardship strategies.
●	Review of business plans, major plans of action and associated budgets: The Board reviews and approves Matson’s annual operating plan, long-term business plans and the budgets to execute such plans.
●	Risk management oversight: The Board reviews the ERM program and other risk-related matters annually and receives regular reports throughout the year. The Audit Committee reviews the Company’s risk assessment, risk management and compliance policies and ERM program twice a year. The Board consults with outside advisors and experts, when appropriate, to anticipate future threats and trends, and their impact on the Company’s risk environment.
●	Review and monitoring of performance objectives: The Board reviews and approves the Company’s annual and long-term operating plan, including various goals which are incorporated into the Company’s overall key business objectives. The Board receives regular

Matson, Inc. | 2023 Proxy Statement

reports and updates at and between Board meetings on progress towards achievement of those goals throughout the year. The Board also receives regular reports on stakeholder engagement and feedback.

●	Oversight of major capital expenditures, acquisitions and divestitures: The Board reviews and approves major capital expenditures to support the Company’s goals as well as potential acquisition targets.

The Board administers its oversight role in part through its committees. The Audit Committee’s risk responsibilities include discussing policies regarding risk assessment and risk management as well as assessing and discussing risks arising from financial reporting. The Audit Committee also provides oversight of the Company’s ERM program, including climate and cyber/information security risks. The Compensation Committee’s risk responsibilities include assessing risks arising from the Company’s compensation and benefit programs. The Nominating and Corporate Governance Committee’s risk responsibilities include discussing governance-related risks. In addition, executive sessions of the Board, which are led by the Lead Independent Director, have focused on certain risk oversight topics from time to time.

The risk management process occurs throughout all levels of the organization, but is also facilitated through a risk management steering committee comprised of senior management, whose members meet regularly to identify and address specific significant risks. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis. The Board periodically receives various reports on risk-related matters, including presentations by senior management with an overview of the risk management program and that include risk management perspectives from each of Matson’s business segments in the company-wide strategic plan.

For more information about Board oversight of cybersecurity and information security, please see our sustainability reports at www.matson.com/sustainability.

Pay Risk Assessment

In 2022, management worked with the Compensation Committee and Exequity LLP, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, the overall structure of total pay and pay mix, the risk management process and related internal controls, and mitigating factors in plan design and governance.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held eight meetings during 2022. In conjunction with six of these meetings, the non-management directors of Matson met in formally-scheduled executive sessions led by the Lead Independent Director. In 2022, all directors attended all of the meetings of the Board of Directors and the Committees of the Board on which they served. In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders. All seven directors attended the 2022 Annual Meeting.

Matson, Inc. | 2023 Proxy Statement

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com. Each committee meets regularly throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. The composition of each committee is set forth below:

Director	Audit	Compensation	Nominating and Corporate Governance
Matthew J. Cox
Constance H. Lau	Chair		✓
Mark H. Fukunaga		Chair	✓
Stanley M. Kuriyama		✓	Chair
Meredith J. Ching		✓
Thomas B. Fargo	✓
Jenai S. Wall	✓		✓

Audit Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Ms. Lau is an “Audit Committee Financial Expert” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met nine times during 2022.

Compensation Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. The Compensation Committee has general responsibility for the compensation and benefits of the Company’s executive officers and other salaried employees, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board. The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see the “Executive Compensation – Compensation Discussion and Analysis” section of this Proxy Statement. The Compensation Committee met five times during 2022.

Nominating and Corporate Governance Committee: Each member is an independent director under the applicable NYSE listing standards. The functions of the Nominating and Corporate Governance Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs. The Nominating and Corporate Governance Committee met three times during 2022.

Director Nomination Processes

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors to notify the Nominating and Corporate Governance Committee of qualified persons who might be available to serve on the Board. From time to time, the Nominating and Corporate Governance Committee also engages firms that specialize in identifying director candidates.

Matson, Inc. | 2023 Proxy Statement

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 555 12th Street, Oakland, California 94607.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties. The Company’s Corporate Governance Guidelines authorize the Nominating and Corporate Governance Committee to consider other factors it deems to be in the best interests of Matson and its shareholders, including whether nominees possess such knowledge, experience, skills, expertise and diversity to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules. While the Nominating and Corporate Governance Committee does not have a separate written diversity policy, it does consider diversity, including diversity of knowledge, skills, professional experience, gender, ethnicity, education, expertise, and representation in industries relevant to the Company, as an important factor in its evaluation of candidates. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills and expertise to oversee the Company’s execution of its strategy.

Once a potential candidate has been identified by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the effective functioning of the Board and its committees. The guidelines provide details on matters such as:

●	Goals and responsibilities of the Board;
●	Selection of directors, including the Chairman of the Board and the Lead Independent Director;
●	Board membership criteria and director retirement age;
●	Stock ownership guidelines;
●	Director independence and executive sessions of non-management directors;
●	Oversight of sustainability matters;

Matson, Inc. | 2023 Proxy Statement

●	Board self-evaluation;
●	Board compensation;
●	Board access to management and outside advisors;
●	Board orientation and continuing education; and
●	Leadership development, including annual evaluations of the CEO and management succession plans.

“Plurality Plus” Policy. Our Corporate Governance Guidelines provide that any director nominee who receives a greater number of “withhold” votes than “for” votes in an uncontested election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will consider the recommendation of the Nominating and Corporate Governance Committee and will determine whether or not to accept the resignation offer. Full details of this policy are set forth in our Corporate Governance Guidelines, which are available on the corporate governance page of Matson’s website at www.matson.com.

ESG and Sustainability

Matson’s core values include being an industry leader in environmental stewardship, contributing positively to the communities in which we live and work, and conducting our business with integrity and accountability.

Our Corporate Governance Guidelines provide that as part of our commitment to sustainability, the Board, with the assistance of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, is responsible for overseeing sustainability matters relevant to the Company’s business, including ESG matters. In 2022, ESG topics were presented or discussed at every regular Board meeting and included reviews of Matson’s ESG disclosures, sustainability reports (which generally are aligned with the Global Reporting Initiative, the Sustainability Accounting Standards Board and the Task Force on Climate-Related Financial Disclosures (“TCFD”) reporting frameworks), long-term fleet plans, greenhouse gas (“GHG”) emission reduction goals, human capital management, regulatory updates and compliance matters.

In 2022, Matson took several steps to advance our sustainability journey, including among other things, the following:

●	Published a report aligned with the recommendations of the TCFD;
●	Expanded the boundaries of our Scope 1 and Scope 2 GHG emissions inventories to include shoreside operations;
●	Conducted an initial Scope 3 GHG emissions inventory; and
●	Integrated evaluation of climate-related risks into our ERM program which is discussed at least once a year with the Audit Committee and at least once a year with the full Board.

For more information about our sustainability reports, initiatives and strategy, please see our website at www.matson.com/sustainability.

Matson, Inc. | 2023 Proxy Statement

Compensation of Directors

The following table summarizes the compensation paid by Matson to non-employee directors for services rendered during 2022:

2022 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(g)	(h)
Meredith J. Ching	84,000	115,001	1,928	200,929
Thomas B. Fargo	87,750	115,001	1,928	204,679
Mark H. Fukunaga	100,000	115,001	1,928	216,929
Stanley M. Kuriyama	130,000	115,001	5,806	250,807
Constance H. Lau	108,750	115,001	1,928	225,679
Jenai S. Wall	93,750	115,001	1,928	210,679
(1)

Represents the grant date fair value of restricted stock units granted in 2022. Each director was granted approximately $115,000 in restricted stock units. At the end of 2022, Mmes. Ching, Lau and Wall each had 1,295 restricted stock units; Admiral Fargo had 9,292 restricted stock units; Mr. Fukunaga had 3,922 restricted stock units; and Mr. Kuriyama had 7,811 restricted stock units.

(2)	Options have not been granted to directors since 2007. No non-employee directors had any stock option awards outstanding at the end of 2022.
(3)	Represents dividend equivalent amounts payable upon vesting of restricted stock units.

Generally, non-employee directors receive cash retainers as follows, all of which are pro-rated and paid quarterly:

Annual cash retainer:		$75,000
Additional annual cash retainer for Lead Independent Director:		$30,000
Additional annual cash retainers for committee service:	Chair	Member
Audit Committee	$24,000	$9,000
Compensation Committee	$17,500	$7,500
Nominating and Corporate Governance Committee	$16,000	$6,000

Effective January 1, 2023, the annual cash retainer for non-employee directors increased to $85,000.

For any telephonic or in-person Board or committee meetings in excess of the minimum number of meetings described below, an additional per meeting fee was paid to each director who attended such meetings:

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Excess meeting fees (per meeting):
More than seven Board meetings	$1,500
More than six Audit Committee meetings	$750
More than five Compensation Committee meetings	$750
More than four Nominating and Corporate Governance Committee meetings	$750

Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors. Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; Mr. Fukunaga and Ms. Wall deferred all of their respective annual cash retainers and meeting fees in 2022.

Under the terms of the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”), an automatic grant of approximately $115,000 in restricted stock units was awarded to each director who is elected or reelected as a non-employee director at each Annual Meeting of Shareholders. Effective January 1, 2023, the annual director equity grant increased to $130,000 in restricted stock units. These awards have 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant. Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier. The deferred shares earn dividend equivalents that are paid when the shares are issued. Admiral Fargo elected to make such a deferral in 2022.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business. They participate in Matson’s global medical program. They also may participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Stock Ownership Guidelines

The Board has Stock Ownership Guidelines that encourage each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current cash retainer within five years of becoming a director. All non-employee directors have met the established guidelines.

Shareholder Engagement

Matson values the views of its shareholders, which is why we regularly and proactively engage with our largest shareholders throughout the year and share their perspectives with the Board. During 2022, management met or offered to meet with shareholders who collectively own more than fifty percent of our stock. Management, including our Chairman and Chief Executive Officer, discussed with shareholders our business strategy and operations; sustainability matters; diversity, equity and inclusion; and human capital management issues. We also solicited feedback on these and a variety of other topics.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, including the Lead Independent Director, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate office at 555 12th Street, Oakland, California 94607. The Law

Matson, Inc. | 2023 Proxy Statement

Department will forward such correspondence to the appropriate director(s). However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson to have owned beneficially more than five percent of Matson’s common stock outstanding as of December 31, 2022, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,594,318 (a)	18.17%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,437,890 (b)	12.23%

Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	2,432,062 (c)	6.7%
(a)

As reported in a Schedule 13G/A filed with the SEC on January 26, 2023, as of December 31, 2022, BlackRock, Inc. has sole voting power over 6,456,074 shares and sole dispositive power over 6,594,318 shares, and does not have shared voting or shared dispositive power over any shares.

(b)

As reported in a Schedule 13G/A filed with the SEC on February 9, 2023, as of December 30, 2022, The Vanguard Group has shared voting power over 30,960 shares, sole dispositive power over 4,387,214 shares, and shared dispositive power over 50,676 shares.

(c)

As reported in a Schedule 13G/A filed with the SEC on February 10, 2023, as of December 30, 2022, Dimensional Fund Advisors LP has sole voting power over 2,384,339 shares, sole dispositive power over 2,432,062 shares, and does not have shared voting or shared dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 24, 2023 by each director and nominee, by each Named Executive Officer (as defined below), and by directors, nominees and executive officers as a group. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

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Name or Number in Group	Number of Shares Owned(a)	Restricted Stock Units(b)	Total	Percent of Class
Meredith J. Ching	28,625	—	28,625	*
Matthew J. Cox	244,387	—	244,387	*
Thomas B. Fargo(c)	30,505	—	30,505	*
Mark H. Fukunaga(c)	21,429	—	21,429	*
Stanley M. Kuriyama(c)	44,361	—	44,361	*
Constance H. Lau	66,640	—	66,640	*
Jenai S. Wall	11,047	—	11,047	*
Joel M. Wine	152,013	—	152,013	*
Peter T. Heilmann	45,396	—	45,396	*
John P. Lauer	35,952	—	35,952	*
Rusty K. Rolfe	21,953	—	21,953	*
21 Current Directors and Executive Officers as a Group	807,860	92	807,952	2.24%
(a)	Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Ms. Ching and spouse – 2,800 shares.
(b)

Amounts include shares deemed to be beneficially owned by directors, nominees and executive officers because they may be acquired within 60 days from February 24, 2023 upon the vesting of restricted stock units.

(c)

Includes vested restricted stock units that have been deferred in accordance with our director compensation program, which is described above, as follows: Mr. Fargo – 7,997 restricted stock units, Mr. Fukunaga – 2,627 restricted stock units, and Mr. Kuriyama – 6,516 restricted stock units.

*	Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of February 24, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Matson’s directors and executive officers, and persons who own more than 10% of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of those reports filed with the SEC and any written representations that no other reports were required, Matson believes that, during fiscal 2022, its directors and executive officers and persons who owned more than 10% of Matson’s common stock filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

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The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings. Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

If the Company becomes aware of a related person transaction that has not been previously approved, the Audit Committee will evaluate the transaction, taking into account the same factors described above. Based on the conclusions reached, the Audit Committee will evaluate all options, including but not limited to ratification, amendment or termination of the related person transaction. The transactions described below were approved by the Audit Committee in accordance with its written procedures.

Mr. Fukunaga, a director of Matson, is Chairman and Chief Executive Officer, and owns more than 10% of the common stock, of Servco. In 2022, Matson provided shipping services to or for the benefit of Servco and its subsidiaries of approximately $2,346,600, and Matson paid Servco approximately $130,200 for the lease of forklift equipment and parts, which amounts are less than 2% of Servco and Matson’s consolidated gross revenues. The transactions between Servco and Matson were conducted in the ordinary course of business on standard commercial terms.

Ms. Wall, a director of Matson, is Chairman and Chief Executive Officer, and owns more than 10% of the common stock, of Foodland. In 2022, Matson provided shipping services to or for the benefit of Foodland for approximately $500,300. The transactions between Foodland and Matson were conducted in the ordinary course of business on standard commercial terms.

The parents of Vicente S. Angoco, the Senior Vice President, Alaska of Matson, own and operate a company which provides drayage of some Matson containers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2022 was $226,000. The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2022 was $339,000. The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2022 was $488,000. Mr. Angoco has no monetary or other interest in any of the businesses described above. These transactions were conducted in the ordinary course of business on standard commercial terms.

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller. A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website at www.matson.com. Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website within four business days following the amendment or waiver.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website at

Matson, Inc. | 2023 Proxy Statement

www.matson.com. Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website.

Executive Officers

The name of each executive officer of Matson, his or her age as of March 13, 2023, and present and prior positions with Matson and business experience for the past five years, and the diversity of the executive officers in the aggregate, are given below. Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Gender Diversity	Racial and Ethnic Diversity
● 13% of executive officers self-identify as female	● 27% of executive officers self-identify as racially/ethnically diverse

Vicente S. Angoco, Jr. (56): Senior Vice President since June 2012; Senior Vice President, Alaska of MatNav since July 2022; Senior Vice President, Pacific of MatNav, January 2011 – June 2022; first joined Matson or a subsidiary in 1996.

Grace M. Cerocke (44): Senior Vice President since February 2021; Senior Vice President, Finance of Matson Logistics, since February 2021; Vice President, Finance of Matson Logistics, October 2012 – January 2021; first joined Matson or a subsidiary in 1997.

Matthew J. Cox (61): Chairman of the Board since April 2017 and Chief Executive Officer since June 2012; President, June 2012 – April 2017; Chairman and CEO of MatNav since June 2012; President of MatNav, October 2008 – April 2017; first joined Matson or a subsidiary in 2001.

Qiang Gao (59): Senior Vice President since February 2021; Senior Vice President, Asia of MatNav since February 2021; Vice President, Asia of MatNav, September 2012 – January 2021; first joined Matson or a subsidiary in 2003.

Peter T. Heilmann (54): Executive Vice President, Chief Administrative Officer and General Counsel since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel, April 2018 – February 2021; Senior Vice President and Chief Administrative Officer, April 2017 – April 2018; Senior Vice President and Chief Legal Officer, March 2014 – April 2017; Executive Vice President, Chief Administrative Officer and General Counsel of MatNav since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel of MatNav, April 2017 – February 2021; Senior Vice President and Chief Administrative Officer of MatNav, March 2014 – April 2017; first joined Matson or a subsidiary in 2012.

Matson, Inc. | 2023 Proxy Statement

Leonard P. Isotoff (51): Senior Vice President since April 2022; Senior Vice President, Pacific of MatNav since April 2022; Vice President, Sales – Hawaii of MatNav, July 2016 – April 2022; first joined Matson or a subsidiary in 1999.

Richard S. Kinney (59): Senior Vice President since April 2020; Senior Vice President, Network Operations of MatNav since January 2020; Vice President, West Coast Terminals and Purchasing of MatNav, May 2017 – January 2020; Vice President, Equipment & Inland Operations, January 2016 – April 2017; first joined Matson or a subsidiary in 1998.

John P. Lauer (62): Executive Vice President and Chief Commercial Officer since February 2021; Senior Vice President and Chief Commercial Officer, April 2017 – January 2021; Senior Vice President, Ocean Services, March 2015 – April 2017; Executive Vice President and Chief Commercial Officer of MatNav since February 2021; Senior Vice President and Chief Commercial Officer of MatNav, April 2017 – January 2021; Senior Vice President, Ocean Services of MatNav, March 2015 – April 2017; first joined Matson or a subsidiary in 2007.

Ku`uhaku T. Park (56): Senior Vice President since February 2022; Senior Vice President, Government and Community Relations of MatNav since February 2022; Vice President, Government and Community Relations of MatNav, October 2012 – January 2022; first joined Matson or a subsidiary in 2012.

Laura L. Rascon (60): Senior Vice President since February 2021; Senior Vice President, Customer Experience of MatNav since February 2021; Vice President, Customer Support of MatNav, July 2008 – January 2021; first joined Matson or a subsidiary in 1983.

Rusty K. Rolfe (65): Executive Vice President since February 2021; Senior Vice President, June 2012 – January 2021; President of Matson Logistics since July 2012; first joined Matson or a subsidiary in 2001.

Christopher A. Scott (49): Senior Vice President since February 2021; Senior Vice President, Transpacific Services of MatNav since February 2021; Vice President, Transpacific Services of MatNav, January 2015 – January 2021; first joined Matson or a subsidiary in 1995.

John W. Sullivan (69): Senior Vice President since April 2020; Senior Vice President, Vessel Operations and Engineering of MatNav since January 2020; Vice President, Vessel Operations and Engineering of MatNav, August 2003 – January 2020; first joined Matson or a subsidiary in 1993.

Jason L. Taylor (49): Senior Vice President since February 2022; Senior Vice President, Human Resources of MatNav since February 2022; Vice President, Human Resources of MatNav from January 2018 – January 2022; Director, HR Operations from December 2015 – December 2017; first joined Matson or a subsidiary in 2012.

Joel M. Wine (51): Executive Vice President and Chief Financial Officer since February 2021; Senior Vice President and Chief Financial Officer, September 2011 – January 2021; Executive Vice President and Chief Financial Officer of MatNav since February 2021; Senior Vice President and Chief Financial Officer of MatNav, June 2012 – January 2021; first joined Matson or a subsidiary in 2011.

Matson, Inc. | 2023 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), Matson explains the material elements of its 2022 compensation practices for the executive officers named in the Summary Compensation Table on page 35 (collectively, the “Named Executive Officers” or “NEOs”). The NEOs for 2022 are:

●	Matthew J. Cox, Chairman of the Board and Chief Executive Officer,
●	Joel M. Wine, Executive Vice President and Chief Financial Officer,
●	Peter T. Heilmann, Executive Vice President, Chief Administrative Officer and General Counsel,
●	John P. Lauer, Executive Vice President and Chief Commercial Officer, and
●	Rusty K. Rolfe, Executive Vice President, and President, Matson Logistics

Executive Summary

For 2022, Matson generated net income of $1,063.9 million, or $27.07 per diluted share, as compared to net income of $927.4 million, or $21.47 per diluted share, generated in 2021. Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) for 2022 increased $175.9 million year-over-year to $1,526.2 million. A reconciliation of our GAAP to non-GAAP results can be found in Exhibit A to this Proxy Statement. Matson achieved extraordinary financial results in 2022 – which were better than the strong financial results in 2021 – primarily due to continued strength in the China service and higher contributions from SSA Terminals, LLC, a joint venture in which Matson has a 35% ownership interest, and Matson Logistics.

The Company’s 2022 results exceeded the extraordinary annual performance measures that were incorporated into the Board of Directors approved 2022-2024 Operating Plan, and Matson’s three-year performance for the period ended December 31, 2022 under the equity compensation program was above extraordinary performance. Each operating plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in this CD&A.

Pay-for-performance. In line with Matson’s continuous emphasis on designing and managing a compensation program that links pay to performance, performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual cash incentive plan and a combination of average annual return on invested capital (“ROIC”) and three-year cumulative total shareholder return (“TSR”) relative to peer indices for the Company’s Performance Share awards (“Performance Shares”). These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. Compensation awarded to the NEOs for 2022 performance reflected Matson’s financial results:

●	Annual Cash Incentive: Above extraordinary performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 186% to 199% of their respective targets. See “Components of Executive Compensation – Annual Cash Incentives”.

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●	2020-2022 Performance Shares: Above extraordinary ROIC performance and above extraordinary relative TSR positioning resulted in payouts for NEOs of 250% of their respective targets. See “Components of Executive Compensation – Equity-Based Compensation”.

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value. The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk”. This is accomplished by aligning incentive pay with the achievement of (1) key annual and long-term operating goals, (2) growth in shareholder value and (3) individual performance goals. In 2022, 81% of Mr. Cox’s and approximately 70% of the other NEOs’ target total direct compensation was variable and at-risk based on annual and long-term performance. The material elements of total direct compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives. Annual equity awards are split evenly between time-based restricted stock units (“time-based RSUs”) and Performance Shares that are measured over a 3-year performance period. NEOs are also eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of total direct compensation to the NEOs are generally benchmarked against the 50th percentile of competitive market practices. However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

✓

Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

✓

Pay packages for the CEO and NEOs that are in line with the Company’s peer group

✓

Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

✓

Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

✓

Strong executive and director stock ownership guidelines

✓

Minimum vesting periods of three years on all equity awards to senior executives

✓

No-fault clawback policy that applies to all senior management

✓

Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors

✗

No employment contracts with any executive officer

✗

No guaranteed bonus payments to executive officers

✗

No bonus payouts that are not tied to performance

✗

No single trigger vesting of equity in change of control

✗

No pension payouts that are not proportional to pension payouts to employees generally

✗

No excessive perquisites

✗

No excessive severance or change in control provisions

✗

No tax reimbursements or gross-ups

✗

No dividends or dividend equivalents paid on unvested Performance Shares

✗

No unreasonable internal pay disparity

✗

No re-pricing or replacing of underwater stock options, without prior shareholder approval

Matson, Inc. | 2023 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices
✓ Policy prohibiting pledging of Company stock by officers and directors	✗ No above-market interest on deferred compensation plans

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2022. At the 2022 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with over 98% of votes cast voting in favor of the executive compensation program. The Compensation Committee took these results into consideration and concluded it should continue to apply the same basic compensation philosophy.

Pay-for-Performance Emphasis. The following features of the 2022 NEO compensation program emphasize Matson’s focus on pay-for-performance:

●	Performance Metrics are Aligned with Shareholder Value. Matson’s performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual incentive plan and ROIC and TSR relative to peer indices for the Company’s Performance Shares. These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. The financial performance metrics used for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single performance goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders. To continue to promote pay-for-performance, the relative TSR modifier was replaced in 2021 with a discrete relative TSR metric for Performance Share awards. Further details on the use of the TSR metric for Performance Shares are provided on page 29.
●	Multi-Year Performance Periods to Emphasize Long-Term Growth. Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. The three-year performance period is intended to encourage Matson’s NEOs to focus on growth of the Company and shareholder value over a multi-year period of time. Performance Shares granted in 2022 will not be settled until 2025 following the end of the three-year performance period (FY 2022-2024).
●	No Stock Option Grants. With its continued emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant stock options to its NEOs in 2022.

Compensation Decision Process

Role of the Compensation Committee. The Compensation Committee of Matson’s Board makes all decisions about the compensation of the NEOs. The process that it follows for Mr. Cox is different from the process for all other NEOs.

Determining CEO Compensation. For decisions affecting the CEO’s compensation, the Board has a formal performance review process that starts at the beginning of the year with an analysis and establishment of the CEO’s future performance goals. The Lead Independent Director worked with the CEO in developing the CEO’s objectives. The Lead Independent Director and the Compensation Committee reviewed a variety of factors, including the CEO’s prior performance objectives, the CEO’s

Matson, Inc. | 2023 Proxy Statement

achievement of those objectives, the performance of the Company, the Company’s current Operating Plan, as well as the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants. Following the analysis and review process, the Compensation Committee received input from the Board of Directors, after which the Board finalized the CEO’s annual performance objectives. The objectives for any given year include, but are not limited to, achieving the annual Operating Plan results, any growth initiatives, other strategic initiatives, and the CEO’s core responsibilities. The objectives are documented as part of setting the CEO’s annual compensation package.

After completion of the fiscal year, the Lead Independent Director and the Compensation Committee conducted an assessment of the CEO’s performance against the objectives set at the beginning of the year and determined the payout of the CEO’s annual cash incentive. The Compensation Committee also reviewed competitive market data and determined the merit adjustment to the CEO’s base salary and size of equity incentive award to be granted. The Compensation Committee subsequently presented the results of this process to the full Board of Directors. The Board of Directors discussed the results of the assessment, including the areas of greatest strength and areas where improvements could be made.

Determining Compensation of other NEOs. For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process, but takes into consideration recommendations made by Mr. Cox.

In evaluating pay actions and the mix of pay elements for all NEOs (including Mr. Cox), the Compensation Committee reviews:

●	A summary of the value of all compensation elements provided to the executive during the year;
●	Competitive market peer group and broader industry survey data;
●	Health and welfare benefits and retirement plan balances;
●	Prior compensation decisions and realized values for the past five years through tally sheets;
●	Business strategic goals and performance expectations;
●	Expected and actual Company and individual performance; and
●	Insight from the shareholder say-on-pay vote results.

The Compensation Committee uses the above information to evaluate the following:

●	Alignment of the pay program with the Compensation Committee’s commitment to pay-for-performance;
●	Consistency with competitive market practices;
●	Reasonableness and balance of pay elements as they relate to pay risk;
●	Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance and market conditions;
●	Internal pay equity with other executives based on individual performance, job scope and impact; and
●	The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Role of the CEO. Mr. Cox recommends annual compensation actions for other NEOs to the Compensation Committee. In consultation with each NEO, Mr. Cox develops individual performance plans that serve as the basis for the determination of annual incentive awards. After the completion of the

Matson, Inc. | 2023 Proxy Statement

fiscal year, Mr. Cox reviews executive officer performance relative to individual goals and Company performance and makes recommendations to the Compensation Committee about each officer’s incentive award. In addition to performance results, Mr. Cox considers any changes in job scope, internal pay relationships to other executives, merit increase guidelines and market pay studies to recommend changes in base salary, annual cash incentive awards and equity awards for Compensation Committee approval.

Role of Independent Consultant. The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive. Since 2012, the Compensation Committee has retained Exequity LLP (“Exequity”), an independent executive compensation consulting firm, to provide executive compensation services. Exequity reports directly to the Compensation Committee and the Compensation Committee Chair pre-approves all executive compensation engagements, including the nature, scope and fees of assignments. Exequity advised the Compensation Committee on all aspects of executive compensation including the following during 2022:

●	Recommended peer group assessment criteria and identified and recommended potential peer companies;
●	Provided information on trends and regulatory developments for executive compensation;
●	Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;
●	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels, equity grants, and performance share unit design;
●	Reviewed the compensation risk assessment; and
●	Reviewed and assisted in the preparation of the executive compensation disclosure in the annual proxy statement, including the new pay versus performance disclosures.

Exequity also assessed Board pay levels, reviewed the structure of Board compensation, and recommended adjustments to Board pay. In the course of fulfilling these responsibilities, a representative attended all Compensation Committee meetings held during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals. The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by its compensation consultant, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships. Exequity has not provided any other services to the Compensation Committee and has received no compensation from the Company other than with respect to the services described above.

Pursuant to SEC rules, the Compensation Committee has assessed the independence of Exequity and concluded that no conflict of interest exists that would prevent Exequity from independently representing the Compensation Committee.

Role of Management. Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

●	Providing management’s perspective on compensation plan structure and implementation;
●	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;

Matson, Inc. | 2023 Proxy Statement

●	Providing the data used to measure performance against established goals, with Mr. Cox providing perspective on individual executive performance and compensation amounts; and
●	Providing recommendations, based on information provided by the Compensation Committee’s consultant, regarding pay levels for NEOs in 2022 on the basis of plan formulas, salary structures and Mr. Cox’s assessment of individual officer performance.

Role of Market Data. As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of its compensation consultant, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2022 compensation decision-making process. This competitive market data serves as only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment. Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, Company and individual performance, and historical pay actions.

The Compensation Committee’s consultant conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

●	Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);
●	Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and, as secondary size measures, total assets and market capitalization; and
●	Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, the consultant recommended and the Compensation Committee approved a peer group of the following fifteen public transportation-related companies (“peer group”) for pay comparisons starting in 2021 for 2022 pay assessments:

ArcBest Corporation Atlas Air Worldwide Holdings, Inc. Echo Global Logistics, Inc. Forward Air Corporation Hawaiian Holdings, Inc. Hub Group, Inc. Kansas City Southern	Knight-Swift Transportation Holdings Inc. Landstar System, Inc. Old Dominion Freight Line, Inc. Saia, Inc. Schneider National, Inc. Werner Enterprises, Inc.

•

Air Transport Services Group, Inc.

•

ArcBest Corporation

•

Atlas Air Worldwide Holdings, Inc.

•

Echo Global Logistics, Inc.

•

Forward Air Corporation

•

Hawaiian Holdings, Inc.

•

Hub Group, Inc.

•

Kansas City Southern

• Kirby Corporation • Knight-Swift Transportation Holdings Inc. • Landstar System, Inc. • Old Dominion Freight Line, Inc. • Saia, Inc. • Schneider National, Inc. • Werner Enterprises, Inc.

SEACOR Holdings, Inc. was taken private in April 2021 and was removed from the peer group and replaced by Schneider National, Inc. Matson approximates the median of this peer group in revenue and for market capitalization. Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by its compensation consultant provides a reasonable basis for analyzing compensation for Matson’s NEOs. The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than Mr. Cox, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

Matson, Inc. | 2023 Proxy Statement

Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual cash bonuses and equity incentives. NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary: Salary is intended to provide a minimum fixed rate of pay which comprises less than 32% of an NEO’s target total direct compensation. Salary increases can be awarded in recognition of extraordinary performance, organizational advancement and increasing levels of responsibility, as well as projections for market movement and merit guidelines established for the Company. Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, Mr. Cox’s recommendations (for NEOs other than himself), the executive’s role in the organization, individual performance during the prior fiscal year and relative pay position to other Matson executives.

In February 2022, in connection with Matson’s overall merit program, the Compensation Committee increased the base salaries for all NEOs, including Mr. Cox, by 4% to maintain consistency and competitiveness with general market practices.

Annual Cash Incentives: Annual incentives for NEOs are provided through the Cash Incentive Plan (the “CIP”). The CIP is designed to align performance incentives at all participating organization levels, to motivate executives to contribute to the Company’s success and to reward them if they achieve specific pre-established corporate and individual goals. These goals are established in February of each year using the metrics described below.

Weighting of Goals. The weighting of the corporate and individual goals depends on the executive’s position and responsibilities. The intention is to weight a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion. The 2022 weighting was as follows:

Weighting of 2022 CIP Goals for NEOs

NEO	Corporate	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Peter T. Heilmann	70%	30%
John P. Lauer	70%	30%
Rusty K. Rolfe	70%	30%

Determination of Annual Cash Incentive Award. Each component – corporate and individual – is evaluated against the respective performance goals. There are three levels of award opportunities for each component: threshold, target and extraordinary. In 2022, the target award opportunity levels for NEOs ranged from 70% to 100% of annual base salary, which is consistent with competitive market targets. If a threshold goal is not achieved, there is no payout for that component. If threshold goals are achieved, a participant receives 50% of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant receives 100% or 200%, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable. No additional award is provided for performance above the extraordinary goal level. The maximum achievable award in the aggregate is 200% of the NEO’s target award opportunity.

Matson, Inc. | 2023 Proxy Statement

Mr. Cox reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts. For Mr. Cox’s individual incentive award calculation, the Lead Independent Director reviews Mr. Cox’s individual performance achievement and provides the results to the Compensation Committee. The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual. Such factors vary, but may include, for individuals, adjustments for executives taking on temporary but significant responsibilities in addition to their normal job roles, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance. The corporate component measure in 2022 was based on the 2022 Operating Plan approved by the Board of Directors and was weighted 100% on consolidated EBITDA performance and, for Mr. Rolfe, an additional measure based on EBITDA performance of the Logistics business, subject to any adjustments made to more accurately reflect the Company’s 2022 performance. Any adjustments are at the sole discretion of the Compensation Committee. EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels. The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and relative TSR applicable to Performance Shares (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and extraordinary (maximum) are approved by the Compensation Committee in February of each year. The 2022 annual corporate and business unit targets reflected the Company’s Board-approved Operating Plan. When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities. In 2022, the Compensation Committee set threshold performance at 90% of target and extraordinary performance at 120% of target for EBITDA results. The threshold and extraordinary goals were determined on the basis of the level of difficulty in achieving the target objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2022, the Company’s financial and operating performance was compared to the performance goals approved by the Compensation Committee in February 2022. Corporate goals and the actual result were as follows:

Company Performance Results Related to the 2022 CIP

Corporate Goal	Threshold	Target	Extraordinary	Actual
EBITDA (000s)	$1,027,845	$1,142,050	$1,370,460	$1,526,211
Logistics EBITDA (000s)	$39,101	$43,446	$52,135	$81,070

Individual Performance. In addition to the corporate performance goal, 30% of each NEO’s 2022 award under the CIP was based on achieving individual goals, which reflect the NEO’s position in the Company and the activities of the NEO’s business function. Individual goals contain performance metrics and are reviewed by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and extraordinary levels; achievement of some but not all individual goals can result in a partial payout. The primary individual NEO goals are listed below.

Matson, Inc. | 2023 Proxy Statement

NEO	Individual Goals
Matthew J. Cox	● Perform core CEO responsibilities effectively
● Deliver on the Company’s key plan priorities
● Effective execution of growth initiatives
● Achieve Company’s cost reduction and margin improvement initiatives
● Effective engagement and communication with the Board

Joel M. Wine	● Perform core CFO responsibilities effectively
● Lead strategic growth initiatives and other critical initiatives within the Company
● Lead key Information Technology initiatives
● Achieve Company’s cost reduction and margin improvement initiatives

Peter T. Heilmann	● Perform core Chief Administrative Officer responsibilities effectively
● Oversee resolution of government investigations, general claims and litigation matters
● Manage and oversee legal aspects of significant corporate initiatives
● Oversee general regulatory compliance and mitigate future litigation risks through compliance
● Achieve Company’s cost reduction and margin improvement initiatives

John P. Lauer	● Develop organic growth initiatives
● Lead China commercial strategy and tactics
● Develop domestic tradelane strategies
● Implement succession plan for specified departments and positions
● Achieve Company’s cost reduction and margin improvement initiatives

Rusty K. Rolfe	● Execute on land and facilities strategy
● Lead human capital strategy for Matson Logistics
● Develop strategic growth initiatives
● Achieve Company’s cost reduction and margin improvement initiatives

Total Performance for 2022. Actual CIP awards earned versus target averaged approximately 192% of the overall targeted goal payouts and were as follows:

2022 CIP Payouts for NEOs

NEO	2022 Target Award	Actual Award for 2022	% of Target	Corporate Performance Relative to Target	Corporate Component Payout(1) (70% Weighting)	Overall Individual Performance Rating	Individual Component Payout (30% Weighting)
Matthew J. Cox	$904,234	$1,679,615	186%	200%	$1,265,928	Above Target	$413,687

Joel M. Wine	$410,548	$790,305	193%	200%	$574,767	Above Target	$215,538

Peter T. Heilmann	$327,748	$630,916	193%	200%	$458,848	Above Target	$172,068

John P. Lauer	$329,494	$619,449	188%	200%	$461,292	Above Target	$158,157

Rusty K. Rolfe	$306,685	$609,597	199%	200%/200%	$429,358	Extraordinary	$180,239
(1)	134% consolidated EBITDA performance resulted in a 200% corporate component payout. 187% Logistics EBITDA performance resulted in a 200% Logistics component payout for Mr. Rolfe.

Matson, Inc. | 2023 Proxy Statement

Equity-Based Compensation: The equity portion of the total compensation program is designed to:

●	Align management and shareholder interests;
●	Provide incentive to achieve strategic operating goals and increase shareholder value over the longer-term; and
●	Motivate and retain Matson’s executives.

Performance Shares. In 2022, Matson continued the use of Performance Share awards focused on multi-year performance over a three-year measurement period. Settlement of the Performance Shares granted in 2022 is determined after the end of the three-year performance period (i.e., December 31, 2024). The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2022 and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P MidCap 400 Index over the three-year period. No Performance Shares will vest sooner than three years from the date of grant except under certain circumstances in connection with the occurrence of a change in control of the ownership of Matson.

The Company changed the design of Performance Share awards for awards granted in 2021 and later by introducing TSR as a discrete metric and eliminating use of TSR as a modifier to adjust payouts. For 2022, the actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2024 based on the Company’s three-year annual average ROIC and three-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. For actual performance between threshold, target and extraordinary, awards are determined based on straight line interpolation. No dividend equivalents are paid on outstanding Performance Shares. The performance levels and weighting of the ROIC and relative TSR metrics are set forth below:

	ROIC Performance (75%)		Relative TSR Performance (25%)
Performance Level	Performance as a % of Target	Payout as a % of Target	Relative TSR Performance	Total Payout as a % of Target
Extraordinary	120%	250%	75th Percentile	250%
Target	100%	100%	50th Percentile	100%
Threshold	80%	25%	25th Percentile	25%

On December 31, 2022, the performance period for the 2020-2022 Performance Shares ended. For determination of the Performance Share award levels, the Company’s ROIC and relative TSR performance were compared to the performance goals approved by the Compensation Committee in January 2020. The total number of Performance Shares earned ranged from zero to 200% of the target grant size based on the Company’s primary performance measure results and then that percentage was further adjusted +/- 25% based on the TSR performance modifier results. ROIC is defined as (1) net income plus (2) after-tax interest expense divided by (3) average debt plus average total shareholders’ equity, subject to any adjustments made to accurately reflect the Company’s performance. Any adjustments to ROIC are at the sole discretion of the Compensation Committee. Corporate goals and the actual results were as follows:

Matson, Inc. | 2023 Proxy Statement

Company Performance Results Related to the 2020-2022 Performance Share Awards

Corporate Goals	Threshold	Target	Extraordinary	Actual
3-Year Average ROIC	5.2%	6.5%	7.8%	33.9%
3-Year Relative TSR – MidCap 400	25th	50th	75th	85th
3-Year Relative TSR – Transportation	25th	50th	75th	82nd

Settlement of 2020-2022 Performance Share Grant. Actual Performance Share awards earned versus target were 250%, as follows:

2020-2022 Performance Share Award Settlement for NEOs

NEO	2020-2022 Target Award (#)	ROIC Performance Relative to Target	ROIC Payout %	TSR Performance	TSR Modifier % Applied to ROIC Payout %	2020-2022 Actual Award (#)
Matthew J. Cox	33,690	521.5%	200.0%	85th/82nd	+25%	84,225

Joel M. Wine	10,171	521.5%	200.0%	85th/82nd	+25%	25,428

Peter T. Heilmann	8,900	521.5%	200.0%	85th/82nd	+25%	22,250

John P. Lauer	8,900	521.5%	200.0%	85th/82nd	+25%	22,250

Rusty K. Rolfe	6,357	521.5%	200.0%	85th/82nd	+25%	15,893

Each NEO was awarded a 2020-2022 Performance Share grant in January 2020. Pursuant to the vesting provisions of these grants, vesting occurred on January 25, 2023, and approval of the performance results associated with the awards similarly took place on January 25, 2023.

Restricted Stock Units. In 2022, the Company granted time-based RSUs to the NEOs. Time-based RSU grants align participant interests directly with shareholders and are intended to increase executive beneficial share ownership, focus the efforts of executives on improving long-term stock price performance, and strengthen retention of participants through a three-year vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Mr. Cox makes recommendations for each NEO (other than himself) to the Compensation Committee which retains full discretion to set the grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

●	Company and individual performance;
●	The executive officer’s current and expected future contributions to the Company;
●	Effect of a potential award on total compensation and pay philosophy;
●	Internal pay equity relationships;
●	Competitive market data;
●	Potential dilutive impact on shareholders and available share pool; and
●	Size and potential value of recent equity grants outstanding.

Equity grants were made to executives at the Compensation Committee’s January 2022 meeting and NEO grants were allocated 50/50 between Performance Shares and time-based RSUs. Performance

Matson, Inc. | 2023 Proxy Statement

Shares are further allocated 75/25 between the ROIC metric (“ROIC Performance Shares”) and the TSR metric (“TSR Performance Shares”). In 2022, the Compensation Committee increased the equity award amounts for the CEO and CFO based on individual performance, contributions to the Company and competitive positioning relative to market levels. Additionally, a one-time supplemental award of $200,000 was granted to Mr. Lauer (split 50/50 between Performance Shares and time-based RSUs) for the successful execution and significant contribution of the CLX+ service during the global pandemic.

2022 Equity Awards for NEOs

	Annual Equity Award
NEO	Performance Shares	Time-Based RSUs	Total Equity Value
Matthew J. Cox	$1,500,000	$1,500,000	$3,000,000
Joel M. Wine	$450,000	$450,000	$900,000
Peter T. Heilmann	$350,000	$350,000	$700,000
John P. Lauer	$450,000	$450,000	$900,000
Rusty K. Rolfe	$350,000	$350,000	$700,000

Combination of Total Direct Pay Elements: The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk. The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2022

	2022 Pay Elements
NEO	Salary	Annual Incentives	Long-Term Incentives
Matthew J. Cox	19%	19%	62%
Joel M. Wine	31%	22%	47%
Peter T. Heilmann	31%	22%	47%
John P. Lauer	28%	19%	53%
Rusty K. Rolfe	30%	21%	49%

Retirement Benefits: Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs. Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them focused on Matson’s present success. The Pension Benefits for 2022 table of this Proxy Statement provides a more detailed description and estimated values for each NEO related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan. The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

The Matson, Inc. 401(k) and Profit Sharing Plan for Non-Bargaining Employees: The Company has a tax-qualified defined contribution retirement plan (the “401(k) Plan”) available to most non-bargaining unit employees which includes a cash-based profit sharing incentive component with an award of zero to three percent of eligible base salary. The profit sharing incentive component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of consolidated EBITDA as established in the Company’s annual Board-approved Operating Plan. The resulting payout percentage for 2022 was three percent. The 401(k) component of the 401(k) Plan provides for a match of the compensation deferred by a participant during the fiscal year. The matching contribution for 2022 applicable to most participants,

Matson, Inc. | 2023 Proxy Statement

including all of the NEOs, was 100% of a participant’s deferrals up to three percent of eligible compensation. The value of the Company’s 2022 401(k) matching contributions for NEOs is included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits are limited to only those employees (including NEOs) who joined the Company prior to January 1, 2008. These benefits aid in retaining long-term service employees by providing a fixed dollar contribution towards the monthly premium based on the employee’s age and years of service.

Perquisites: The Company provides limited perquisites to the NEOs. These perquisites include Company-provided parking and reimbursement for spousal travel to certain Company events.

Severance Plan and Change in Control Agreements: The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs. The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control of the ownership of the Company or other covered event, and to provide a competitive pay package. Change in Control Agreements promote the continuation of management to ensure a smooth transition. The Compensation Committee designed the agreements to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate. These agreements and the Severance Plan are described in further detail in the “Other Potential Post-Employment Payments” section of this Proxy Statement.

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company to disclose the CEO to median employee pay ratio. The methodology management applied to determine the median employee and pay ratio is consistent with past practice and in accordance with the SEC’s guidance pursuant to Item 402(u) of Regulation S-K as detailed below.

For 2022, as permitted by SEC rules, Matson computed the ratio using 2022 compensation for the median employee identified in 2020. As Matson’s employee population and compensation programs are both substantially unchanged from 2020, the Company believes that the use of the 2020 median employee does not significantly change or otherwise affect the pay ratio disclosure.

For 2020, Matson identified the median employee using total taxable wages as reported in Box 1 of the W-2 for all employees employed on December 31, 2020. This population of 2,561 employees includes all full-time, part-time and on-call regular employees and seagoing personnel. As the Company’s total combined employee population in China (97 employees) and New Zealand (21 employees) totaled less than five percent, these foreign pay levels were excluded from the process used to determine the median employee. For full-time and on-call employees hired in 2020, total taxable wages were annualized for the year.

In determining the Summary Compensation Table amount of pay for both Mr. Cox and the median employee, management employed the same methodology used for NEOs as set forth in the 2022 Summary Compensation Table of this Proxy Statement. The Company’s contribution to employee health plans was also included. As illustrated below, using the Total Pay amounts, Matson’s 2022 CEO to median employee pay ratio is 62:1.

Matson, Inc. | 2023 Proxy Statement

CEO to Median Employee Pay Ratio

	Summary Compensation Table Amount	+	Company Contributions to Health Plans	=	Total Pay
CEO	$6,027,870		$31,921		$6,059,791
Median Employee	$84,106		$13,496		$97,602

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company. The Compensation Committee considers, among other items, deductibility of executive compensation, as limited by Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for compensation in excess of $1 million paid to certain executive officers. The Tax Cuts and Jobs Act of 2017 repealed the performance-based exception to the deduction limit for compensation that is deductible in tax years commencing after December 31, 2017; this exception no longer pertains to the Company. Even though performance awards granted to executives in 2022 are not eligible for the former exception from the deduction limitations of Section 162(m), the Company remains committed to tying the compensation of its executives to the performance of the Company. The 2017 amendments to Section 162(m) did not have any meaningful impact on the design of the Company’s executive compensation programs, and they are not expected to have any meaningful impact in future years.

Policies and Practices

Stock Ownership Guidelines: To enhance shareholder alignment and ensure commitment to longer-term decision-making that enhances shareholder value, the Company has stock ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five-year period:

Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs have met their respective share ownership requirements.

Equity Granting Policy: Equity awards are typically granted to current employees at the January Compensation Committee meeting, which meeting is generally scheduled on the fourth Wednesday of the month. Equity grants for new or promoted executive officers are approved at regularly scheduled Compensation Committee meetings, which meetings are typically scheduled approximately 8-12 months in advance of the meeting date. The Chief Executive Officer may approve equity awards for off-cycle grants to all other employees up to an annual aggregate grant value of $600,000. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company. There are no outstanding stock options granted by the Company. The Company has not granted stock options in a number of years and has no current plans to grant stock options in the future.

Policies Regarding Speculative Transactions, Hedging and Pledging: The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments involving Matson stock, or (ii) hedging or monetization transactions involving Matson stock. The Company has also adopted a formal policy prohibiting Matson’s directors and executive officers from holding Matson stock or securities in a margin account or otherwise pledging Matson stock or securities as collateral for a loan.

Matson, Inc. | 2023 Proxy Statement

Policy Regarding Recoupment of Certain Compensation: The Company has adopted a formal “clawback” policy for senior management, including all NEOs. Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives in the event that the Company is required to restate its consolidated financial statements.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. Fukunaga (Chair), Ms. Ching and Mr. Kuriyama.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2022, an officer or employee of the Company or any of its subsidiaries. During fiscal 2022, none of the Company’s executive officers served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company.

Matson, Inc. | 2023 Proxy Statement

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEOs in 2022, 2021, and 2020:

2022 SUMMARY COMPENSATION TABLE

									Change in
									Pension Value
									and
									Nonqualified
								Non-Equity	Deferred
					Stock		Option	Incentive Plan	Compensation		All Other
Name and		Salary		Bonus	Awards		Awards	Compensation	Earnings		Compensation	Total
Principal Position	Year	($)		($)	($)(1)		($)(2)	($)(3)	($)(4)		($)(5)	($)
(a)	(b)	(c)		(d)	(e)		(f)	(g)	(h)		(i)	(j)
Matthew J. Cox	2022	894,336		—	3,341,181	(7)	—	1,679,615	0	(8)	112,738	6,027,870
Chairman and Chief	2021	862,346		—	3,184,092		—	1,703,046	112,142		95,432	5,957,058
Executive Officer	2020	689,276	(6)	—	2,662,521		—	1,669,271	362,244		94,021	5,477,333

Joel M. Wine	2022	580,077		—	1,002,494	(7)	—	790,305	0	(8)	41,526	2,414,402
Executive Vice President	2021	559,328		—	878,371		—	767,369	40,283		42,914	2,288,264
and Chief Financial Officer	2020	479,081	(6)	—	803,814		—	760,771	69,404		40,349	2,153,419

Peter T. Heilmann	2022	463,087		—	779,717	(7)	—	630,916	0	(8)	35,581	1,909,301
Executive Vice President,	2021	446,522		—	768,574		—	616,104	36,788		37,281	1,905,269
Chief Administrative Officer and General Counsel	2020	382,460	(6)	—	703,367		—	584,391	50,213		35,044	1,755,475

John P. Lauer	2022	465,553		—	1,002,494	(7)	—	619,449	0	(8)	38,204	2,125,700
Executive Vice President and	2021	448,901		—	988,218		—	595,624	35,899		38,995	2,107,637
Chief Commercial Officer	2020	383,150	(6)	—	703,367		—	578,275	79,822		35,181	1,779,795

Rusty K. Rolfe	2022	433,325		—	779,717	(7)	—	609,597	0	(8)	33,025	1,855,664
Executive Vice President
Matson Logistics
(1)	Represents the grant-date fair value of time-based RSUs and the grant-date fair value of Performance Shares (assuming the target level of performance is attained) for the fiscal year identified in column (b).
(2)	No stock option grants were made in 2022, 2021, or 2020.
(3)	Represents the NEO’s actual award under the CIP for the fiscal year identified in column (b) payable in cash in February of the following year.
(4)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.
(5)	Represents the following: dividends paid on unvested time based RSUs ($51,296 for Mr. Cox, $14,974 for Mr. Wine, $12,538 for Mr. Heilmann, $15,087 for Mr. Lauer, and $10,875 for Mr. Rolfe); profit-sharing contributions ($26,830 for Mr. Cox, $17,402 for Mr. Wine, $13,893 for Mr. Heilmann, $13,967 for Mr. Lauer, and $13,000 for Mr. Rolfe); 401(k) match for each NEO; and for Mr. Cox, perquisites related to company-paid parking and spousal travel.
(6)	Reflects temporary salary reduction from May 1, 2020 through November 30, 2020.
(7)	Includes the grant date fair value of ROIC Performance Shares at target of $1,125,060 for Mr. Cox, $337,546 for Messrs. Wine and Lauer, and $262,536 for Messrs. Heilmann and Rolfe. The grant date fair value of these Performance Share awards at maximum are $2,812,650 for Mr. Cox, $843,866 for Messrs. Wine and Lauer, and $656,340 for Messrs. Heilmann and Rolfe.
(8)	The present value of pension benefits decreased by $227,655 for Mr. Cox, $128,515 for Mr. Wine, $61,263 for Mr. Heilmann, $16,702 for Mr. Lauer, and $153,451 for Mr. Rolfe.

Matson, Inc. | 2023 Proxy Statement

Grants of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2022 for the NEOs:

2022 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Possible Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	And
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	452,117	904,234	1,808,468	—	—	—	—	—
	1/26/2022	—	—	—	2,970	11,879	29,698	—	1,125,060(6)
	1/26/2022	—	—	—	990	3,959	9,898	—	716,104(7)
	1/26/2022	—	—	—	—	—	—	15,838	1,500,017

Joel M. Wine	—	205,274	410,548	821,096	—	—	—	—	—
	1/26/2022	—	—	—	891	3,564	8,910	—	337,546(6)
	1/26/2022	—	—	—	297	1,188	2,970	—	214,885(7)
	1/26/2022	—	—	—	—	—	—	4,752	450,062

Peter T. Heilmann	—	163,874	327,748	655,497	—	—	—	—	—
	1/26/2022	—	—	—	693	2,772	6,930	—	262,536(6)
	1/26/2022	—	—	—	231	924	2,310	—	167,133(7)
	1/26/2022	—	—	—	—	—	—	3,696	350,048

John P. Lauer	—	164,747	329,494	658,988	—	—	—	—	—
	1/26/2022	—	—	—	891	3,564	8,910	—	337,546(6)
	1/26/2022	—	—	—	297	1,188	2,970	—	214,885(7)
	1/26/2022	—	—	—	—	—	—	4,752	450,062

Rusty K. Rolfe	—	153,342	306,685	613,369	—	—	—	—	—
	1/26/2022	—	—	—	693	2,772	6,930	—	262,536 (6)
	1/26/2022	—	—	—	231	924	2,310	—	167,133(7)
	1/26/2022	—	—	—	—	—	—	3,696	350,048
(1)	Amounts reflected in this section relate to estimated payouts under the CIP. The value of the actual payouts is included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.
(2)	Amounts in this section reflect Performance Share grants made in 2022 with award achievement determined at the end of the 3-year performance period as of December 31, 2024. Actual number of Performance Shares earned will be determined based on the Company’s 3-year annual average ROIC and 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.
(3)	Amounts in this section reflect time-based RSU grants.
(4)	No stock option grants were made in 2022.
(5)	Based upon the closing price of Matson common stock on the date of grant for time-based RSUs and ROIC Performance Shares, which was $94.71 on January 26, 2022, and grant date fair value for TSR performance shares, which was $180.88 on January 26, 2022.
(6)	Amounts related to ROIC Performance Shares.
(7)	Amounts related to TSR Performance Shares.

The CIP is based on corporate and individual goals. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement entitled “Components of Executive Compensation – Annual Cash Incentives”.

Matson, Inc. | 2023 Proxy Statement

In 2022, the Company issued time-based RSUs under the 2016 Incentive Compensation Plan (the “2016 Plan”) that vest in equal increments over three years. Time-based RSUs that are unvested will automatically vest upon death or permanent disability. Time-based RSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with at least five years of service). Upon the effective date of any change in control, any unvested time-based RSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Under the 2016 Plan, grantees receive dividend equivalents on RSUs outstanding as of the dividend record date, at the same rate as is payable on the Company’s common stock.

If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period. If there is a change in control of the Company, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs as of December 31, 2022:

2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	N/A		N/A	N/A	N/A	42,046	(3)	2,628,295	122,530	(4)	7,659,350

Joel M. Wine	N/A		N/A	N/A	N/A	12,274	(5)	767,248	36,378	(6)	2,273,989

Peter T. Heilmann	N/A		N/A	N/A	N/A	10,277	(7)	642,415	31,369	(8)	1,960,876

John P. Lauer	N/A		N/A	N/A	N/A	12,366	(9)	772,999	33,975	(10)	2,123,777

Rusty K. Rolfe	N/A		N/A	N/A	N/A	8,914	(11)	557,214	24,238	(12)	1,515,117
(1)	Represents 2021-2023 and 2022-2024 Performance Shares at target performance, and actual settlement of the 2020-2022 Performance Shares granted in January 2020 at 250% of target.
(2)	Market value of stock not vested based on December 30, 2022 closing stock price of $62.51.

Matson, Inc. | 2023 Proxy Statement

(3)	Vesting date of time-based RSUs – 11,230 shares on 1/22/2023; 5,280 shares on 1/26/2023; 7,489 shares each on 1/27/2023 and 1/27/2024; and 5,279 shares each on 1/26/2024 and 1/26/2025.
(4)	2020-2022 Performance Shares settled with vesting date – 84,225 shares on 1/25/2023. Target 2021-2023 and 2022-2024 Performance Shares contingent on meeting performance thresholds with vesting date – 16,850 ROIC shares and 5,617 TSR shares on 1/27/2024; 11,879 ROIC shares and 3,959 TSR shares on 1/26/2025.
(5)	Vesting date of time-based RSUs – 3,390 shares on 1/22/2023; 1,584 shares each on 1/26/2023, 1/26/2024, and 1/25/2025; and 2,066 shares each on 1/27/2023 and 1/27/2024.
(6)	2020-2022 Performance Shares settled with vesting date – 25,428 shares on 1/25/2023. Target 2021-2023 and 2022-2024 Performance Shares contingent on meeting performance thresholds with vesting date – 4,649 ROIC shares and 1,549 TSR shares on 1/27/2024; and 3,564 ROIC shares and 1,188 TSR shares on 1/26/2025.
(7)	Vesting date of time-based RSUs – 2,966 shares on 1/22/2023; 1,232 shares each on 1/26/2023, 1/26/2024, and 1/26/2025; 1,808 shares on 1/27/2023; and 1,807 shares on 1/27/2024.
(8)	2020-2022 Performance Shares settled with vesting date – 22,250 shares on 1/25/2023. Target 2021-2023 and 2022-2024 Performance Shares contingent on meeting performance thresholds with vesting date – 4,067 ROIC shares and 1,356 TSR shares on 1/27/2024; and 2,772 ROIC shares and 924 TSR shares on 1/26/2025.
(9)	Vesting date of time-based RSUs – 2,966 shares on 1/22/2023; 1,584 shares each on 1/26/2023, 1/26/2024, and 1/26/2025; 2,325 shares on 1/27/2023; and 2,323 shares on 1/27/2024.
(10)	2020-2022 Performance Shares settled with vesting date – 22,250 shares on 1/25/2023. Target 2021-2023 and 2022-2024 Performance Shares contingent on meeting performance thresholds with vesting date – 5,230 ROIC shares and 1,743 TSR shares on 1/27/2024; and 3,564 ROIC shares and 1,188 TSR shares on 1/26/2025.
(11)	Vesting date of time-based RSUs – 2,119 shares on 1/22/2023; 1,232 shares each on 1/26/2023, 1/26/2024, and 1/26/2025; 1,550 shares on 1/27/2023; and 1,549 shares on 1/27/2024.
(12)	2020-2022 Performance Shares settled with vesting date – 15,893 shares on 1/25/2023. Target 2021-2023 and 2022-2024 Performance Shares contingent on meeting performance thresholds with vesting date – 3,487 ROIC shares and 1,162 TSR shares on 1/27/2024; and 2,772 ROIC shares and 924 TSR shares on 1/26/2025.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock award activity during 2022 for the NEOs:

OPTION EXERCISES AND STOCK VESTED FOR 2022

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	—	—	124,886	11,731,290
Joel M. Wine	—	—	30,936	2,903,856
Peter T. Heilmann	—	—	26,010	2,441,035
John P. Lauer	—	—	26,527	2,489,370
Rusty K. Rolfe	—	—	20,445	1,919,352

The pre-tax value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Matson, Inc. | 2023 Proxy Statement

Pension Benefits

The following table contains information concerning pension benefits for the NEOs as of December 31, 2022:

PENSION BENEFITS FOR 2022

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan – Traditional portion	10.6	535,531	—
	Qualified Retirement Plan – Cash Balance portion	11.0	162,324	—
	Excess Benefits Plan – Pension portion	21.6	1,767,356	—
Joel M. Wine	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	11.0	118,705	—
	Excess Benefits Plan – Pension portion	11.0	296,454	—
Peter T. Heilmann	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	10.7	116,334	—
	Excess Benefits Plan – Pension portion	10.7	184,143	—
John P. Lauer	Qualified Retirement Plan – Traditional portion	4.7	228,490	—
	Qualified Retirement Plan – Cash Balance portion	11.0	161,939	—
	Excess Benefits Plan – Pension portion	15.7	203,228	—
Rusty K. Rolfe	Qualified Retirement Plan – Traditional portion	10.1	493,899	—
	Qualified Retirement Plan – Cash Balance portion	11.0	163,932	—
	Excess Benefits Plan – Pension portion	21.1	350,464	—

Actuarial assumptions used to determine the present values of the pension benefits include discount rates for qualified and non-qualified retirement plans of 5.60% and 5.50%, respectively. The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with five years of service (or current age, if greater) for other NEOs. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion may be paid in a lump sum at the election of the executive). The cash balance accounts are projected to the assumed retirement age using an interest credit rate of 3.50% for 2023 and 2024, and 3.25% for 2025 and later, and assume no future pay credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.50% for 2023, 5.25% for 2024 and 4.75% for 2025 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the IRS continues to define such mortality in the same manner as for the coming year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. The present values were determined based on interest rates (with 22% marginal tax rate adjustment) used in Matson’s financial disclosures, i.e., 4.29% for 2023, 4.10% for 2024 and 3.71% for 2025 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts assume no future pay credits.

Retirement Plan for Employees of Matson. The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs. Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional

Matson, Inc. | 2023 Proxy Statement

defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with the Company or attainment of age 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5% of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest. The vesting period was reduced from five years to three years for an employee with a cash balance benefit. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan. The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plan and 401(k) Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and 401(k) Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law. Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the 401(k) Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Matson, Inc. | 2023 Proxy Statement

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2022.

2022 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	17,680	7,006	—	152,066
Joel M. Wine	—	8,252	2,626	—	58,629
Peter T. Heilmann	—	4,743	1,104	—	25,926
John P. Lauer	—	4,817	777	—	19,713
Rusty K. Rolfe	—	3,850	716	—	17,586
(1)	Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan.
(2)	Represents the aggregate balance as of December 31, 2022.

Other Potential Post-Employment Payments

Change in Control Agreements. Matson does not have employment agreements with any of its NEOs. In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control of the Company, Matson has entered into Change in Control Agreements with all of the NEOs which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of Matson. The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has a term running through December 31, 2022 and is automatically extended for a successive one-year period every January 1, unless terminated by Matson on or before December 1 of the preceding year. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason”, in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows. Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. Matson will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs. In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater

Matson, Inc. | 2023 Proxy Statement

after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.

Executive Severance Plan. The Company also maintains the Severance Plan that covers the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Compensation Committee. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and AD&D insurance premiums for a period of 12 months, and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months. If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation. If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only). The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the 401(k) Plan.

Treatment of Equity. Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares. If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period. Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control. However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro-rated portion of the Change in

Matson, Inc. | 2023 Proxy Statement

Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for time-based RSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in the section of this Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2022:

Matson, Inc. | 2023 Proxy Statement

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Voluntary Resignation($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	3,616,936	1,808,468	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	1,792,254	1,792,254	1,792,254	1,792,254	1,792,254	—
Present Value of Annuity(5)	708,190	708,190	708,190	708,190	451,578	—
Health and Welfare Benefits	87,295	41,617	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	6,633,686	—	—	5,082,524	5,875,532	5,875,532

Total (lump sum)	12,140,171	3,652,339	1,792,254	6,874,778	7,667,786	5,875,532
Total (annuity)	708,190	708,190	708,190	708,190	451,578	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	12,140,171	3,652,339	1,792,254	6,874,778	7,667,786	5,875,532

Joel M. Wine

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Voluntary Resignation($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,994,090	997,045	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	369,104	369,104	369,104	Not yet eligible	369,104	—
Present Value of Annuity(5)	118,705	118,705	118,705	—	125,198	—
Health and Welfare Benefits	112,665	54,308	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	1,938,998	—	—	Not yet eligible	1,723,670	1,723,670

Total (lump sum)	4,451,857	1,457,457	396,104	—	2,119,774	1,723,670
Total (annuity)	118,705	118,705	118,705	—	125,198	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	4,451,857	1,457,457	396,104	—	2,119,774	1,723,670

Matson, Inc. | 2023 Proxy Statement

Peter T. Heilmann

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Voluntary Resignation($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,591,921	795,960	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	230,633	230,633	230,633	Not yet eligible	230,633	—
Present Value of Annuity(5)	116,334	116,334	116,334	—	106,036	—
Health and Welfare Benefits	111,473	53,909	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	1,653,264	—	—	Not yet eligible	1,470,473	1,470,473

Total (lump sum)	3,597,291	1,090,502	230,633	—	1,701,106	1,470,473
Total (annuity)	116,334	116,334	116,334	—	106,036	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,597,291	1,090,502	230,633	—	1,701,106	1,470,473

John P. Lauer

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Voluntary Resignation($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,600,400	800,200	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	203,228	203,228	203,228	203,228	203,228	—
Present Value of Annuity(5)	390,429	390,429	390,429	390,429	285,373	—
Health and Welfare Benefits	89,890	41,336	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	1,765,220	—	—	1,488,840	1,683,129	1,683,129

Total (lump sum)	3,668,738	1,054,765	203,228	1,692,068	1,886,357	1,683,129
Total (annuity)	390,429	390,429	390,429	390,429	285,373	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,668,738	1,054,765	203,228	1,692,068	1,886,357	1,683,129

Matson, Inc. | 2023 Proxy Statement

Rusty K. Rolfe

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Voluntary Resignation($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,489,611	744,806	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	350,464	350,464	350,464	350,464	350,464	—
Present Value of Annuity(5)	657,831	657,831	657,831	657,831	436,578	—
Health and Welfare Benefits	64,074	30,327	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	1,360,718	—	—	1,055,518	1,199,813	1,199,813

Total (lump sum)	3,274,867	1,135,596	350,464	1,405,982	1,550,277	1,199,813
Total (annuity)	657,831	657,831	657,831	657,831	436,578	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,274,867	1,135,596	350,464	1,405,982	1,550,277	1,199,813
(1)	Assumes execution of an acceptable release agreement as provided by the Severance Plan.
(2)	Normal retirement is at age 65. An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan. Employees may elect early retirement after attaining 55 years of age and completing five years of service. Messrs. Cox, Lauer, and Rolfe are the only NEOs eligible for normal or early retirement as of year-end.
(3)	If an NEO is disabled, they will continue to accrue credited vesting service as long as they are continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which they are no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on their years of credited benefit service and their compensation prior to becoming disabled.
(4)	Includes benefits under the Qualified Retirement Plan and the Excess Benefits Plan.
(5)	Represents the present value of amount paid as an annuity.
(6)	Includes the value of accelerated vesting of restricted stock units based on the closing share price on December 30, 2022.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include discount rates for qualified and non-qualified retirement plans of 5.60% and 5.50%, respectively. The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, the cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using the following interest rates per year with no future pay credits: 3.50% for 2023 and 2024, and 3.25% for 2025 and later. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.50% for 2023, 5.25% for 2024 and 4.75% for 2025 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the Internal Revenue Service continues to define mortality in the same manner as for the coming year.

Matson, Inc. | 2023 Proxy Statement

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., 4.29% for 2023, 4.10% for 2024 and 3.71% for 2025 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, the following information describes the relationship between executive compensation actually paid (“CAP”) and the performance of the Company based on certain financial metrics. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation for its NEOs with the Company’s performance, please see “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement.

PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100
Fiscal Year	Summary Compensation Table Total For PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid Non- PEO NEOs ($)(4)	Total Shareholder Return (TSR)	Peer Group Total Shareholder Return(5)	Net Income ($ in millions)	EBITDA ($ in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2020	5,477,333	15,959,815	1,966,849	4,478,273	143	112	193.1	423.7
2021	5,957,058	18,441,621	2,131,642	5,339,084	229	151	927.4	1,350.3
2022	6,027,870	838,314	2,076,267	719,551	162	108	1,063.9	1,526.2
(1)	The dollar amounts reported are the amounts of total compensation reported in the Summary Compensation Table (“SCT”) for our CEO (“Principal Executive Officer” or “PEO”).
(2)

The dollar amounts reported represent the amount of CAP for the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to an executive during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards, and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to total compensation to determine the CAP:

Year	SCT Total ($)	Less SCT Stock Awards ($)(a)	Less SCT Pension Value ($)(b)	Plus CAP Equity Adjustment ($)(c)	Plus CAP Pension Adjustment ($)(d)	Compensation Actually Paid ($)
2020	5,477,333	2,662,521	362,244	13,411,142	96,105	15,959,815
2021	5,957,058	3,184,092	112,142	15,679,416	101,381	18,441,621
2022	6,027,870	3,341,181	—	(1,978,185)	129,810	838,314
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the

Matson, Inc. | 2023 Proxy Statement

applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-end Fair Value of Equity Awards Granted During the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2020	6,279,437	7,257,784	(126,079)	13,411,142
2021	6,804,516	7,725,233	1,149,667	15,679,416
2022	1,981,115	(4,447,058)	487,758	(1,978,185)
(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(3)

The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding our CEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Joel M. Wine, Peter T. Heilmann, John P. Lauer, and Rusty K. Rolfe; and (ii) for 2021 and 2020, Joel M. Wine, Ronald J. Forest, Peter T. Heilmann, and John P. Lauer.

(4)

The dollar amounts reported represent the average amount of CAP for the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards, and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the CAP:

Year	SCT Total ($)	Less SCT Stock Awards ($)(a)	Less SCT Pension Value ($)(b)	Plus CAP Equity Adjustment ($)(c)	Plus CAP Pension Adjustment ($)(d)	Compensation Actually Paid ($)
2020	1,966,849	753,591	83,785	3,311,416	37,384	4,478,273
2021	2,131,642	878,384	28,243	4,075,589	38,480	5,339,084
2022	2,076,267	891,106	—	(512,818)	47,208	719,551
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-end Fair Value of Equity Awards Granted During the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2020	1,777,310	1,596,777	(62,671)	3,311,416
2021	1,877,186	1,937,980	260,423	4,075,589
2022	528,368	(1,140,610)	99,424	(512,818)

Matson, Inc. | 2023 Proxy Statement

(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(5)	S&P Transportation Select Industry Index

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy and utilizes several performance measures to align executive compensation with Company performance. The Company’s performance incentive structure has an annual component and a multi-year component. The Company generally seeks to incentivize long-term performance, and therefore the Company’s performance incentive measures do not necessarily align with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationship between information presented in the Pay versus Performance table.

Compensation Actually Paid and EBITDA

Earnings before interest, income taxes, depreciation, and amortization (“EBITDA”) is Matson’s company-selected performance measure. For 2020, 2021 and 2022, the Company achieved extraordinary results as determined by pre-established goals of the performance plan, which resulted in maximum payouts under the corporate portion of the Company’s annual cash incentive plan. For 2022, CAP was down compared to prior years due to the impact of share price declines (see “Compensation Actually Paid and TSR” below for more information). The following chart compares compensation actually paid to EBITDA.

CAP and EBITDA

Compensation Actually Paid and TSR

As detailed under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, equity awards comprise a significant portion of SCT compensation for our executives (slightly more than 50% for the CEO and approximately 40% for other NEOs). Accordingly, positive TSRs for 2020 and 2021 resulted in higher CAP. Higher year-over-year stock prices drove higher values

Matson, Inc. | 2023 Proxy Statement

realized upon vesting of awards, and, for unvested awards, higher year-end valuations. In 2022, negative TSR resulted in negative CAP equity adjustments and significantly lower CAP for all NEOs.

The following chart compares CAP to the Company’s TSR. The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2019, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the three years ended December 31, 2020, December 31, 2021 and December 31, 2022. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

CAP and TSR

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
CAP ($ millions)
$250
$200
$150
$100
$50
$0
TSR*
2020
2021
2022
CAP for PEO
CAP for NEOs
Matson TSR

*	Cumulative value of $100 invested in Matson common stock on December 31, 2019, including reinvestments of dividends

As described under “Executive Compensation – Compensation Discussion and Analysis – Components of Executive Compensation – Equity-Based Compensation” in this Proxy Statement, relative TSR is the metric for a portion of the Performance Shares granted to our executives. Changes in equity value attributed to share price applies to both Performance Shares and Restricted Stock Units whereas the relative TSR metric only applies to Performance Shares.

Compensation Actually Paid and Net Income

Net income is not a specific performance metric in the Company’s compensation program. As described under “Compensation Actually Paid and TSR” above, the Company uses EBITDA as an earnings metric under the annual cash incentive plan. In 2022, while Matson reported an extraordinary level of net income, CAP was down significantly, as discussed above under “Compensation Actually Paid and TSR”. The chart below compares CAP to net income.

Matson, Inc. | 2023 Proxy Statement

CAP and Net Income

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2019, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the three years ended December 31, 2020, December 31, 2021 and December 31, 2022. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

Cumulative Three-Year Total Shareholder Return
Matson, Inc. and S&P Transportation Select Industry Index

Matson, Inc. | 2023 Proxy Statement

Tabular List of Important Metrics

As described under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our short-term and long-term awards incentivize our NEOs to increase the value of our enterprise for our shareholders. The key performance measures used by the Company to link executive CAP, for the most recently completed fiscal year, to the Company’s performance are as follows:

●	EBITDA
●	Individual Performance Goals
●	Relative TSR
●	ROIC

Please refer to “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement for more information.

Matson, Inc. | 2023 Proxy Statement

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. The CD&A section of this Proxy Statement, beginning on page 20, discusses Matson’s policies and procedures that implement compensation philosophy. Highlights of Matson’s compensation program include the following:

●	Executive compensation is closely aligned with performance. In 2022, 81% of the CEO’s and approximately 70% of the other NEOs’ target total direct compensation was variable and performance-based. The ratio of variable compensation is consistent with market practices.
●	The cash incentive compensation paid to the NEOs in 2022 illustrates the Company’s commitment to pay-for-performance. Above extraordinary performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 186% to 199% of their respective targets.
●	Performance Share awards use ROIC and TSR measured over a three-year performance period to balance Matson’s annual incentive plan which uses EBITDA and individual operational goals.
●	Matson maintains (i) a no-fault clawback policy that applies to all senior management, (ii) policies prohibiting hedging and pledging of Company stock by executive officers and Board members, and (iii) stock ownership guidelines for executive officers and Board members.

Promote Good and Discourage Bad Pay Practices. In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

✓

Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

✓

Pay packages for the CEO and NEOs that are in line with the Company’s peer group

✓

Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

✓

Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

✓

Strong executive and director stock ownership guidelines

✓

Minimum vesting periods of three years on all equity awards to senior executives

✓

No-fault clawback policy that applies to all senior management

✗

No employment contracts with any executive officer

✗

No guaranteed bonus payments to executive officers

✗

No bonus payouts that are not tied to performance

✗

No single trigger vesting of equity in change of control

✗

No pension payouts that are not proportional to pension payouts to employees generally

✗

No excessive perquisites

✗

No excessive severance or change in control provisions

✗

No tax reimbursements or gross-ups

✗

No dividends or dividend equivalents paid on unvested Performance Shares

✗

No unreasonable internal pay disparity

✗

No re-pricing or replacing of underwater stock options, without prior shareholder approval

Matson, Inc. | 2023 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices
✓ Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors ✓ Policy prohibiting pledging of Company stock by officers and directors	✗ No above-market interest on deferred compensation plans

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program. Under the Board’s policy of providing for annual say-on-pay votes, the next say-on-pay vote will occur at our 2024 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act and in accordance with the Dodd-Frank Act, we are providing shareholders the opportunity to vote, on a non-binding advisory basis, on the frequency of advisory votes on executive compensation. This non-binding “frequency” vote is required at least once every six years. Shareholders may vote whether they would prefer to have future advisory votes on executive compensation every one year, every two years, or every three years, or you may abstain from voting on this proposal. Starting with our first Annual Meeting in 2013, we have had annual shareholder advisory votes on executive compensation. Management and the Board believe that the annual frequency allows shareholders to provide timely input on the Company’s executive compensation policies, practices and programs as disclosed each year in the proxy statement. As such, management and the Board recommend continuing the annual frequency practice. Although this advisory vote on the frequency of advisory votes on executive compensation is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that shareholders vote for the option of “One Year” for future advisory votes on executive compensation.

Matson, Inc. | 2023 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP (“Deloitte”), Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements. In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee is responsible, with management, for setting the “tone at the top” and emphasizes the importance of an environment that supports integrity in the financial reporting process. Among other things, the Audit Committee will consider and discuss with management and the Company’s independent auditors significant risks that may directly or indirectly affect financial reporting, including regulatory and legal requirements, market/competitive trends, financing and liquidity needs, business continuity, the Company’s reputation, fraud control, and management overrides. The Audit Committee is also responsible for overseeing implementation of new accounting standards; overseeing and participating in the resolution of internal control issues, where identified; communicating with the Company’s independent auditor on matters related to the conduct of the audit and on critical audit matters expected to be described in the auditor’s report; and reviewing and understanding non-GAAP measures and related company policies and disclosure controls.

The Audit Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte to Matson is compatible with maintaining its independence from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chair of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC. The Audit Committee also has appointed Deloitte as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Admiral Fargo and Ms. Wall.

Matson, Inc. | 2023 Proxy Statement

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the external auditor. The Audit Committee has appointed Deloitte as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment.

Deloitte has served Matson since at least 1976. Each year, the Audit Committee reviews the qualifications, independence and performance of the Company’s independent auditors, and considers whether to retain Deloitte and whether such service continues to be in the best interests of Matson and our shareholders. When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and senior leadership when appropriate, solicited feedback from Matson’s senior and financial management, and considered, among other things:

●	The quality and scope of the audit;
●	The independence of the firm, including policies and processes for maintaining its independence;
●	The performance of the lead engagement partner and the quality of the engagement team;
●	The quality and candor of the firm’s communications with the Audit Committee and management;
●	The capability and expertise of the team;
●	The firm’s tenure as our independent auditor and its familiarity with our operations and business, accounting policies and practices, and internal control over financial reporting;
●	The appropriateness of the firm’s fees relative to both efficiency and audit quality;
●	External data relating to audit quality and performance, including PCAOB reports; and
●	Senior management’s assessment of the firm’s performance.

Based on this evaluation, the Audit Committee and the Board of Directors believe that Deloitte is independent and that it is in the best interests of Matson and our shareholders to retain Deloitte to serve as our independent auditors for 2023.

Although shareholder ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of good corporate governance. If shareholders do not ratify the appointment of Deloitte, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Even if ratified, the Audit Committee retains discretion to change the independent auditor if it deems so to be in the best interests of the Company and its shareholders.

The Audit Committee is responsible for the overall audit fee negotiations with Deloitte and receives regular updates from Deloitte as to amounts billed to Matson. For the years ended December 31, 2022 and December 31, 2021, professional services were performed by Deloitte (including consolidated affiliates) as follows:

Fiscal Year	Audit Fees(1) ($)	Audit-Related Fees ($)	Tax Fees(2) ($)	All Other Fees ($)
2022	2,545,000	0	527,000	0
2021	2,608,000	0	225,000	0
(1)	Includes aggregate fees billed or expected to be billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, including Sarbanes-Oxley

Matson, Inc. | 2023 Proxy Statement

Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, audit services provided in connection with the implementation of an enterprise resource planning system and for audit services provided in connection with other regulatory or statutory filings.

(2)	Includes aggregate fees billed for tax compliance services and other tax-related consultations.

The Audit Committee pre-approved all such services.

Representatives of Deloitte are expected to participate at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2023.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2024

Proposals of shareholders submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy materials for Matson’s 2024 Annual Meeting of Shareholders must be received at the headquarters of Matson on or before the close of business (5:00 p.m. HST) on November 14, 2023 in order to be considered for inclusion in the proxy materials.

Matson’s Bylaws require that, with respect to Matson’s 2024 Annual Meeting of Shareholders, notice of shareholder proposals made outside of Rule 14a-8 under the Exchange Act and director nominations must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 29, 2023 and not earlier than November 29, 2023. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business (5:00 p.m. HST) on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. In addition, the deadline for providing notice to the Company under Rule 14a-19 under the Exchange Act (the SEC’s universal proxy rule) of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice Bylaws is February 27, 2024.

To be in proper written form, a shareholder’s notice must include information about each proposal or nominee (as applicable) and the shareholder making the proposal or nomination (as applicable) in accordance with the requirements of the Bylaws. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws.

Matson, Inc. | 2023 Proxy Statement

Any such proposal or nomination should be directed to the attention of Rachel C. Lee, Corporate Secretary, at 555 12th Street, Oakland, California 94607. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the proxyholders named in the accompanying proxy will be allowed to use their discretionary voting authority to vote on any such proposal or nomination in accordance with their best judgment if and when the matter is raised at the meeting.

A Note Regarding Websites and Hyperlinks

This document contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “anticipate,” “believe,” “estimate,” “expect,” “goal,” “may,” “plan,” “commit,” target,” and “will,” or similar statements or variations of such terms and other similar expressions. The forward-looking statements in this document include the Company’s goals, progress or expectations with respect to corporate responsibility, sustainability, community giving, regulatory developments, employees, environmental matters, policies, procurement and value chain, business investments, strategy, and risks and opportunities (collectively “ESG” issues), among other topics. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such statements, such as the availability and cost of low-carbon or carbon-neutral fuels and technologies, the evolution of applicable laws and regulations, and the ability of our suppliers and partners to meet our sustainability standards. Forward-looking statements are also aspirational and not guarantees or promises that goals or targets will be met. For example, these statements reflect our current business plans, and our ability to achieve our goals and targets may be impacted by changes in demand for our services or, in some cases, we may determine to adjust our goals and targets or establish new ones to reflect changes in our business. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, past practice or otherwise. Shareholders should consider the risks and uncertainties described in the Risk Factors section of our 2022 Annual Report on Form 10-K and any subsequent updates in our quarterly reports on Form 10-Q or other subsequent filings.

In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future.

ESG issues identified as material, significant or priority for purposes of, and information otherwise included in, this document relating to may not be considered material for Securities and Exchange Commission (SEC) reporting purposes. The term “material” used in the context of this document is distinct from, and should not be confused with, such term as used in the context of our SEC reporting.

Websites provided throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement and is not incorporated herein by reference. Matson assumes no liability for the content contained on the referenced third-party websites.

Matson, Inc. | 2023 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders as of the record date, February 24, 2023, are invited to attend the Annual Meeting. On April 27, 2023, check-in for the meeting will begin at 8:00 a.m. Hawaii Standard Time.

What do I need to be admitted to the Annual Meeting?

For shareholders who plan to attend the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You must request an admission ticket for the Annual Meeting in advance. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you do not have a 16-digit control number, please follow the instructions from your broker, bank or nominee. If you do not request an admission ticket in advance, we will need to determine if you owned Matson common stock on the record date by:

●	Asking to review evidence of your share ownership as of February 24, 2023, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting; or
●	Verifying your name and share ownership against our list of registered shareholders.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the registered owner of the shares granting you the required authority to attend the meeting and vote such shares.

Shareholders who plan to attend the Annual Meeting must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 24, 2023, the record date for the Annual Meeting. At the close of business on the record date, there were 36,069,429 shares of Matson common stock issued and outstanding. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting and what are the Board’s voting recommendations?

There are four proposals scheduled to be considered and voted on at the Annual Meeting:

●	Election of seven directors;
●	Advisory vote to approve executive compensation;
●	Advisory vote on the frequency of the advisory vote to approve executive compensation; and

Matson, Inc. | 2023 Proxy Statement

●	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

The Board recommends that you vote “FOR” each of the director nominees, vote for “ONE YEAR” on the advisory vote on the frequency of the advisory vote to approve executive compensation, and “FOR” the other proposals.

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy via the Internet, by telephone or by mail.

●	Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 26, 2023, by accessing www.proxyvote.com and following the instructions you will find on the website. You will need the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.
●	Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 26, 2023, by calling 1-800-690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. You will need the control number provided on your proxy card.
●	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee or custodian holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record”. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares. As the beneficial owner of shares, you have the right to direct your broker, bank, trustee or nominee or custodian how to vote your shares, and you will receive separate instructions from them describing how to vote your shares.

Matson, Inc. | 2023 Proxy Statement

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts. If your shares are held in “street name”, you will receive your proxy card or other voting information from your broker, bank, trustee or other nominee or custodian, and you will return your proxy card or cards to them. You should complete and sign, or provide Internet or telephone voting instructions with respect to, each proxy card you receive.

Can I vote my shares in person at the Annual Meeting?

Yes. If you decide to join us in person at the Annual Meeting and you are a “shareholder of record”, you may vote your shares in person at the Annual Meeting. If you hold your shares as a “street name” holder and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

●	Delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;
●	Delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
●	Submitting a proxy on a later date via the Internet or by telephone (only your last submitted proxy will be counted) before 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 26, 2023; or
●	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Rachel C. Lee

Corporate Secretary

Matson, Inc.

555 12th Street

Oakland, California 94607

(510) 628-4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held in the name of a broker, bank, trustee or other nominee or custodian, you must follow the instructions provided by them if you wish to revoke your proxy or change your vote.

Matson, Inc. | 2023 Proxy Statement

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present or represented at the meeting. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining quorum.

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 – Election of directors: Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. A “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.

Proposal 2 – Advisory vote to approve executive compensation: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

Proposal 3 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation: The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by shareholders on an advisory basis.

Proposal 4 – Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Whether a broker or other nominee has authority to vote its shares on uninstructed matters is subject to NYSE rules and a final determination by NYSE. Even with respect to items on which they have discretion, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to vote as soon as possible to ensure that your vote is counted.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes will generally have no effect on the voting results for any proposal, as they are not considered to be votes cast under Hawaii corporate law.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name (i.e., you are a shareholder of record and not a street name holder) and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the director nominees named in this Proxy Statement, “FOR” Proposal 2, “ONE YEAR” for Proposal 3, and “FOR” Proposal 4, in accordance with the Board’s recommendations.

Matson, Inc. | 2023 Proxy Statement

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company. Such inspector will participate in the Annual Meeting to process and count the votes cast by our shareholders, make a report of inspection and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, videoconference, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Alliance Advisors, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting. We will pay Alliance Advisors a fee of approximately $8,500 and reimburse the firm for its reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with these forwarding services.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and expect to publish final results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

How can I request a copy of the Annual Report on Form 10-K?

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary, or by calling (510) 628-4000.

What is householding?

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders. This means that only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate annual report and proxy statement or Notice of Internet Availability of Proxy Materials to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate annual reports and proxy statements or Notices of Internet Availability of Proxy Materials in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary or you may call (510) 628-4000. If you are a shareholder

Matson, Inc. | 2023 Proxy Statement

whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628-4000 or Alliance Advisors toll free at (866) 584-0584.

Matson, Inc. | 2023 Proxy Statement

Exhibit A

This Proxy Statement includes non-GAAP measures. While Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

EBITDA Reconciliation

		Years Ended December 31,
(In millions)		2022	2021	2020	Change 2022-2021
Net Income		$1,063.9	$927.4	$193.1	$136.5
Subtract:	Interest income	(8.2)	—	—	(8.2)
Add:	Interest expense	18.0	22.6	27.4	(4.6)
Add:	Income taxes	288.4	243.9	65.9	44.5
Add:	Depreciation and amortization	139.2	132.1	112.2	7.1
Add:	Dry-dock amortization	24.9	24.3	25.1	0.6
EBITDA (1)		$1,526.2	$1,350.3	$423.7	$175.9
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

Matson, Inc. | 2023 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D97668-P85619-Z84220 ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! MATSON, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819 Nominees: 01) Meredith J. Ching 02) Matthew J. Cox 03) Thomas B. Fargo 04) Mark H. Fukunaga 05) Stanley M. Kuriyama 06) Constance H. Lau 07) Jenai S. Wall 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. 3. Advisory vote on the frequency of advisory votes on executive compensation. 2. Advisory vote to approve executive compensation. The Board of Directors recommends you vote FOR proposals 2 and 4 and for ONE YEAR on proposal 3. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof. 1. Election of Directors Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following: ! ! ! ! ! ! ! Three Years One Year Two Years Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 26, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SHAREHOLDER MEETING REGISTRATION To register to attend the meeting, go to "Register for Meeting" at www.proxyvote.com. Please refer to the proxy statement for additional information regarding admission procedures. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 26, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D97669-P85619-Z84220 MATSON, INC. Annual Meeting of Shareholders April 27, 2023 8:30 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Matthew J. Cox and Peter T. Heilmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, HST on April 27, 2023, at 1411 Sand Island Parkway, Honolulu, Hawaii and any adjournment or postponement thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS 2 AND 4, FOR ONE YEAR FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side